Exhibit 10.1

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 1 of 16 STANDARD INDUSTRIAL/COMMERCIAL SINGLETENANT LEASE  NET (DO NOT USE THIS FORM FOR MULTITENANT BUILDINGS) 1. Basic Provisions ("Basic Provisions"). 1.1 Pares. This Lease ("Lease"), dated for reference purposes only July 22, 2021 , is made by and between Thornmint 13, LLC, , a California limited liability company ("Lessor") and BioArkive, Inc., a California corporation ("Lessee"), (collecvely the "Pares," or individually a "Party"). 1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known as (street address, city, state, zip): 10864 Thormint Road, CA 92127 ("Premises"). The Premises are located in the County of San Diego , and are generally described as (describe brieﬂy the nature of the property and , if applicable, the "Project," if the property is located within a Project): An approximately 38,613 rentable square foot (“RSF”) building (the “Premises”), located at 10864 Thornmint Road,San Diego, CA 92127 . (See also Paragraph 2) 1.3 Term: 10 years and 7 months ("Original Term") commencing October 1, 2021 ("Commencement Date") and ending April 30, 2032 ("Expiraon Date"). (See also Paragraph 3) 1.4 Early Possession: If the Premises are available Lessee may have nonexclusive possession of the Premises commencing full execution of a Lease, providing of prepaid rent and security deposit, providingliability insurance naming the Landlord as additional insured, to perform tenant improvements and prepare the building for occupancy. Occupancy and conducting of business shall be upon substantial completion of tenant improvements ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3) 1.5 Base Rent: $55,990.00 per month ("Base Rent"), payable on the first day of each month commencing October 1, 2021 . (See also Paragraph 4) Ifthis boxis checked, there are provisions in this Lease fortheBase Rentto beadjusted. SeeParagraph 54 . 1.6 Base Rent and Other Monies Paid Upon Execuon: (a) Base Rent: $55,990.00 for the period October 1-31, 2021 . (b) Security Deposit: $75,246.00 ("Security Deposit"). (See also Paragraph 5) (c) Associaon Fees:fortheperiod. (d) Other: $11,703 for October 1-31, 2021 (NNN Operating Expenses) . (e) Total Due Upon Execuon of this Lease: . 1.7 Agreed Use: The Property shall be used for General office, Laboratory, Incubator and Biobanking space. . (See also Paragraph 6) 1.8 Insuring Party. Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8) 1.9 Real Estate Brokers. (See also Paragraph 15 and 25) (a) Representaon: Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relaonship, conﬁrms and consents to the following agency relaonships in this Lease with the following real estate brokers ("Broker(s)") and/or their agents ("Agent(s)"): Lessor's Brokerage Firm Colliers International CA, Inc., Colliers International License No. 01908588 Is the broker of (check one): the Lessor; or both the Lessee and Lessor (dual agent). Lessor's Agent David Harper License No. 00880644 is (check one): the Lessor's Agent (salesperson or broker associate); or both the Lessee's Agent and the Lessor's Agent (dual agent). Lessee's Brokerage Firm Horizon Resources, Inc. LicenseNo. Isthebrokerof(checkone): theLessee;or both the Lessee and Lessor (dual agent). Lessee's Agent Nehal Wadhwa License No. . is (check one): the Lessee's Agent (salesperson or broker associate); or both the Lessee's Agent and the Lessor's Agent (dual agent). (b) Payment to Brokers. Upon execuon and delivery of this Lease by both Pares, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate wrien agreement (or if there is no such agreement, the sum of or % of the total Base Rent) for the brokerage services rendered by the Brokers. 1.10 Guarantor. The obligaons of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See also Paragraph 37) 1.11 Aachments. Aached hereto are the following, all of which constute a part of this Lease: an Addendum consisng of Paragraphs 51 through 66 ; a plot plan depicng the Premises;Exhibit A a current set of the Rules and Regulaons; aWorkLe er; other (specify): . DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 2 of 16 2. Premises. 2.1 Leng. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and condions set forth in this Lease. While the approximate square footage of the Premises may have been used in the markeng of the Premises for purposes of comparison, the Base Rent stated herein is NOT ed to square footage and is not subject to adjustment should the actual size be determined to be diﬀerent. NOTE: Lessee is advised to verify the actual size prior to execung this Lease. 2.2 Condion. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever ﬁrst occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in eﬀect within thirty days following the Start Date, warrants that the exisng electrical, plumbing, ﬁre sprinkler, lighng, heang, venlang and air condioning systems ("HVAC"), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operang condion on said date, that the structural elements of the roof, bearing walls and foundaon of any buildings on the Premises (the "Building") shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi deﬁned as toxic under applicable state or federal law. If a noncompliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfuncon or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligaon with respect to such maer, except as otherwise provided in this Lease, promptly aer receipt of wrien noce from Lessee seng forth with speciﬁcity the nature and extent of such noncompliance, malfuncon or failure, recfy same at Lessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor the required noce within the appropriate warranty period, correcon of any such noncompliance, malfuncon or failure shall be the obligaon of Lessee at Lessee's sole cost and expense. Lessor also warrants, that unless otherwise speciﬁed in wring, Lessor is unaware of (i) any recorded Noces of Default aﬀecng the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding aﬀecng the Premises. 2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restricons of record, regulaons, and ordinances ("Applicable Requirements") that were in eﬀect at the me that each improvement, or poron thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modiﬁcaons which may be required by the Americans with Disabilies Act or any similar laws as a result of Lessee's use (see Paragraph 50), or to any Alteraons or Ulity Installaons (as deﬁned in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly aer receipt of wrien noce from Lessee seng forth with speciﬁcity the nature and extent of such noncompliance, recfy the same at Lessor's expense. If Lessee does not give Lessor wrien noce of a noncompliance with this warranty within 6 months following the Start Date, correcon of that noncompliance shall be the obligaon of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereaer changed so as to require during the term of this Lease the construcon of an addion to or an alteraon of the Premises and/or Building, the remediaon of any Hazardous Substance, or the reinforcement or other physical modiﬁcaon of the Unit, Premises and/or Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows: (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the speciﬁc and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor noﬁes Lessee, in wring, within 10 days aer receipt of Lessee's terminaon noce that Lessor has elected to pay the diﬀerence between the actual cost thereof and an amount equal to 6 months' Base Rent. If Lessee elects terminaon, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor wrien noce specifying a terminaon date at least 90 days thereaer. Such terminaon date shall, however, in no event be earlier than the last day that Lessee could legally ulize the Premises without commencing such Capital Expenditure. (b) If such Capital Expenditure is not the result of the speciﬁc and unique use of the Premises by Lessee (such as, governmentally mandated seismic modiﬁcaons), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the poron of such costs reasonably aributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligaon at any me. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the opon to terminate this Lease upon 90 days prior wrien noce to Lessee unless Lessee noﬁes Lessor, in wring, within 10 days aer receipt of Lessor's terminaon noce that Lessee will pay for such Capital Expenditure. If Lessor does not electto terminate, and failsto tender its share of anysuch Capital Expenditure, Lessee mayadvance such funds and deduct same, with Interest, from Rent unl Lessor's share of such costs have been fully paid. If Lessee is unable to ﬁnance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not suﬃcient to fully reimburse Lessee on an oﬀset basis, Lessee shall have the right to terminate this Lease upon 30 days wrien noce to Lessor. (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to nonvoluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modiﬁcaon to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shallnot,however, have any right to terminate this Lease. 2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to sasfy itself with respect to the size and condion of the Premises (including but not limited to the electrical, HVAC and ﬁre sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilies Act), and their suitability for Lessee's intended use, (c) Lessee has made such invesgaon as it deems necessary with reference to such maers and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representaon asto thesizeof thePremises madebyBrokers orLessor, (e)the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, nor Brokers have made any oral or wrien representaons or warranes with respect to said maers other than as set forth in this Lease. In addion, Lessor acknowledges that: (i) Brokers have made no representaons, promises or warranes concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to invesgate the ﬁnancial capability and/or suitability of all proposed tenants. 2.5 Lessee as Prior Owner/Occupant.Thewarran es made by Lessor in Paragraph 2 shall be of no force or eﬀect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary correcve work. 3. Term. 3.1 Term. The Commencement Date, ExpiraonDateand OriginalTerm ofthisLease areas speciﬁed in Paragraph 1.3. 3.2 Early Possession. Any provision herein granng Lessee Early Possession of the Premises is subject to and condioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a nonexclusive right to occupy the Premises. If Lessee totally or DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 3 of 16 parally occupies the Premises prior to the Commencement Date, the obligaon to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligaons to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in eﬀect during such period. Any such Early Possession shall not aﬀect the Expiraon Date. 3.3 Delay In Possession. Lessor agrees to use commercially reasonable eﬀorts to deliver exclusive possession of the Premises to Lessee by the Commencement Date. If, despite said eﬀorts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure aﬀect the validity of this Lease or change the Expiraon Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligaons unl Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise haveenjoye d shall run from the date of delivery of possession and connue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days aer the Commencement Date, as the same may be extended under the terms of any Work Leer executed by Pares,Lesseemay,atitsop on, by noce in wring within 10 days aer the end of such 60 day period, cancel this Lease, in which event the Pares shall be discharged from all obligaons hereunder. If such wrien noce is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days aer the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in wring. 3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee unl Lessee complies with its obligaon to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligaons under this Lease from and aer the Start Date, including the payment of Rent, notwithstanding Lessor's elecon to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other condions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession unlsuc h condions are sasﬁed. 4. Rent. 4.1 Rent Deﬁned. All monetary obligaons of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent"). 4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without oﬀset or deducon (except as speciﬁcally permied in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from me to me designate in wring. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stang. In the event that any check, dra, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addion to any Late Charge and Lessor, at its opon, may require all future Rent be paid by cashier's check. Payments will be applied ﬁrst to accrued late charges and aorney's fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs. 4.3 Associaon Fees.Inaddi on to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner's associaon or condominium fees levied or assessed against the Premises. Said monies shall be paid at the same me and in the same manner as the Base Rent. 5. Security Deposit. Lessee shall deposit with Lessor upon execuon hereof the Security Deposit as security for Lessee's faithful performance of its obligaons under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any poron of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense,losso r damage which Lessor may suﬀer or incur by reason thereof. If Lessor uses or applies all or any poron of the Security Deposit, Lessee shall within 10 days aer wrien request therefor deposit monies with Lessor suﬃcient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon wrien request from Lessor, deposit addional monies with Lessor so that the total amount of the Security Deposit shall at all mes bear the same proporon to the increased Base Rent as the inial Security Deposit bore to the inial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodateasublesseeo r assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suﬀer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the ﬁnancial condion of Lessee is, in Lessor's reasonable judgment, signiﬁcantly reduced, Lessee shall deposit such addional monies with Lessor as shall be suﬃcient to cause the Security Deposit to be at a commercially reasonable level based on such change in ﬁnancial condion. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days aer the expiraon or terminaon of this Lease, Lessor shall return that poron of the Security Deposit not used or applied by Lessor. Lessor shall upon wrien request provide Lessee with an accounng showing how that poron of the Security Deposit that was not returned was applied. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. THE SECURITY DEPOSIT SHALL NOT BE USED BY LESSEE IN LIEU OF PAYMENT OF THE LAST MONTH'S RENT. 6. Use. 6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properes. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, ﬁsh, or reples. Lessor shall not unreasonably withhold or delay its consent to any wrien request for a modiﬁcaon of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not signiﬁcantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days aer such request give wrien noﬁcaon of same, which noce shall include an explanaon of Lessor's objecons to the change in the Agreed Use. 6.2 Hazardous Substances. (a) Reportable Uses Require Consent.Theterm" Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportaon,orrelease,eitherbyitselforincombina on with other materials expected to be on the Premises, is either: (i) potenally injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potenal liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, byproducts or fracons thereof. Lessee shall not engage in any acvity in or on the Premises which constutes a Reportable Use of Hazardous Substances without the express prior wrien consent of Lessor and mely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installaon or use of any above or below ground storage tank, (ii) the generaon, possession, storage, use, transportaon, ordisposal of aHazardous Substance that requires apermit from, or withrespect to which a report, noce, registraon or business plan is required to be ﬁled with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 4 of 16 Applicable Requirements requires that ano ce be given to persons entering or occupying the Premises or neighboring properes. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary oﬃce supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not aReportableUse , and does not expose the Premises or neighboring property to any meaningful risk of contaminaon or damage or expose Lessor to any liability therefor. In addion, Lessor may condion its consent to any Reportable Use upon receiving such addional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contaminaon, injury and/or liability, including, but not limited to, the installaon (and removal on or before Lease expiraon or terminaon) of protecve modiﬁcaons (such as concrete encasements) and/or increasing the Security Deposit. (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give wrien noce of such fact to Lessor, and provide Lessor with a copy of any report, noce, claim or other documentaon which it has concerning the presence of such Hazardous Substance. (c) Lessee Remediaon. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all invesgatory and/or remedial acon reasonably recommended, whether or not formally ordered or required, for the cleanup of any contaminaon of, and for the maintenance, security and/or monitoring of the Premises or neighboring properes, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party. (d) Lessee Indemniﬁcaon. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilies, judgments, claims, expenses, penales, and aorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migraon of any Hazardous Substance under the Premises from adjacent properes not caused or contributed to by Lessee). Lessee's obligaons shall include, but not be limited to, the eﬀects of any contaminaon or injury to person, property or the environment created or suﬀered by Lessee, and the cost of invesgaon, removal, remediaon, restoraon and/or abatement, and shall survive the expiraon or terminaon of this Lease. No terminaon, cancellaon or release agreement entered into by Lessor and Lessee shall release Lessee from its obligaons under this Lease with respect to Hazardous Substances, unless speciﬁcally so agreed by Lessor in wring at the me of such agreement. (e) Lessor Indemniﬁcaon. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediaon, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligaons, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of invesgaon, removal, remediaon, restoraon and/or abatement, and shall survive the expiraon or terminaon of this Lease. (f) Invesgaons and Remediaons. Lessor shall retain the responsibility and pay for any invesgaons or remediaon measures required by governmental enes having jurisdicon with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, unless such remediaon measure is required as a result of Lessee's use (including "Alteraons", as deﬁned in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such acvies at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable mes in order to carry out Lessor's invesgave and remedial responsibilies. (g) Lessor Terminaon Opon.IfaHazardou s Substance Condion (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the invesgaon and remediaon thereof required by the Applicable Requirements and this Lease shall connue in full force and eﬀect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's opon, either (i) invesgate and remediate such Hazardous Substance Condion, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall connue in full force and eﬀect, or (ii) if the esmated cost to remediate such condion exceeds 12 mes the then monthly Base Rent or $100,000, whichever is greater, give wrien noce to Lessee, within 30 days aer receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condion, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such noce. In the event Lessor elects to give a terminaon noce, Lessee may, within 10 days thereaer, give wrien noce to Lessor of Lessee's commitment to pay the amount by which the cost of the remediaon of such Hazardous Substance Condion exceeds an amount equal to 12 mes the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or sasfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall connue in full force and eﬀect, and Lessor shall proceed to make such remediaon as soon as reasonably possible aer the required funds are available. If Lessee does not give such noce and provide the required funds or assurance thereof within the me provided, this Lease shall terminate as of the date speciﬁed in Lessor's noce of terminaon. 6.3 Lessee's Compliance with Applicable Requirements.Excep t as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a mely manner, materially comply with all Applicable Requirements, the requirements of any applicable ﬁre insurance underwriter or rang bureau, and the recommendaons of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in eﬀect or become eﬀecve aer the Start Date. Lessee shall, within 10 days aer receipt of Lessor's wrien request, provide Lessor with copies of all permits and other documents, and other informaon evidencing Lessee's compliance with any Applicable Requirements speciﬁed by Lessor, and shall immediately upon receipt, nofy Lessor in wring (with copies of any documents involved) of any threatened or actual claim, noce, citaon, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give wrien noce to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condion conducive to the producon of mold; or (ii) any musness or other odors that might indicate the presence of mold in the Premises. In addion, Lessee shall provide copies of all relevant material safety data sheets (MSDS)t o Lessor within 10 days of the receipt of a wrien request therefor. In addion, Lessee shall provide Lessor with copies of its business license, cerﬁcate of occupancy and/or any similar document within 10 days of the receipt of a wrien request therefor. 6.4 Inspecon; Compliance.LessorandLessor's" Lender"(asde ﬁned in Paragraph 30) and consultants authorized by Lessor shall have the right to enter into Premises at any me in the case of an emergency, and otherwise at reasonable mes aer reasonable noce, for the purpose of inspecng and/or tesng the condion of the Premises and/or for verifying compliance by Lessee with this Lease. The cost of any such inspecons shall be paid by Lessor, unless a violaon of Applicable Requirements, or a Hazardous Substance Condion (see paragraph 9.1(e)) is found to exist or be imminent, or the inspecon is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspecon, so long as such inspecon is reasonably related to the violaon or contaminaon. In addion, Lessee shall provide copies of all relevant material safety data sheets (MSDS)t o Lessor within 10 days of the receipt of a wrien request therefor. Lessee acknowledges that any failure on its part to allow such inspecons or tesng will expose Lessor to risks and potenally cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely diﬃcult to ascertain. Accordingly, should the Lessee fail to allow such inspecons and/or tesng in a mely fashion the Base Rent shall be automacally increased, without any requirement for noce to Lessee, by an amount equal to 10% of the then exisng Base Rent or $100, whichever is greater for the remainder to the Lease. The Pares agree that such increase in Base Rent represents fair and reasonable compensaon for the addional risk/costs that Lessor will incur by reason of Lessee's failure to allow such inspecon and/or tesng. Such increase in Base Rent shall DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 5 of 16 in no event constute a waiver of Lessee's Default or Breach with respect to such failure nor prevent the exercise of any of the other rights and remedies granted hereunder. 7. Maintenance; Repairs; Ulity Installaons; Trade Fixtures and Alteraons. See Addendum 7.1 Lessee's Obligaons. (a) In General. Subject to the provisions of Paragraph 2.2 (Condion), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligaons), 9(Damageo r Destrucon), and 14 (Condemnaon), Lessee shall, at Lessee's sole expense, keep the Premises, Ulity Installaons (intended for Lessee's exclusive use, no maer where located), and Alteraons in good order, condion and repair (whether or not the poron of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or notthenee d for such repairs occurs as aresul t of Lessee's use, any prior use, the elements or the age of such poron of the Premises), including, but not limited to, all equipment or facilies, such as plumbing, HVAC equipment, electrical, lighng facilies, boilers, pressure vessels, ﬁre protecon system, ﬁxtures, walls (interior and exterior), foundaons, ceilings, roofs, roof drainage systems, ﬂoors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condion and repair, shall exercise and perform good maintenance pracces, speciﬁcally including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligaons shall include restoraons, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condion and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a ﬁrstclass condion (including, e.g. graﬃ removal) consistent with the exterior appearance of other similar facilies of comparable age and size in the vicinity, including, when necessary, the exterior repainng of the Building. (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on thePremises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) ﬁre exnguishing systems, including ﬁre alarm and/or smoke detecon, (iv) landscaping and irrigaon systems, (v) roof covering and drains, and (vi) clariﬁers. However, Lessor reserves the right, upon noce to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof. (c) Failure to Perform. If Lessee fails to perform Lessee's obligaons under this Paragraph 7.1, Lessor may enter upon the Premises aer 10 days' prior wrien noce to Lessee (except in the case of an emergency, in which case no noce shall be required), perform such obligaons on Lessee's behalf, and put the Premises in good order, condion and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof. (d) Replacement. Subject to Lessee's indemniﬁcaon of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulng from Lessee's failure to exercise and perform good maintenance pracces, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Pares and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date on which Base Rent is due, an amount equal to the product of mulplying the cost of such replacement by a fracon, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay Interest on the unamorzed balance but may prepay its obligaon at any me. 7.2 Lessor's Obligaons. Subject to the provisions of Paragraphs 2.2 (Condion), 2.3 (Compliance), 9 (Damage or Destrucon) and 14 (Condemnaon), it is intended by the Pares hereto that Lessor have no obligaon, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligaons are intended to be that of the Lessee. It is the intenon of the Pares that the terms of this Lease govern the respecve obligaons of the Pares as to maintenance and repair of the Premises. 7.3 Ulity Installaons; Trade Fixtures; Alteraons. (a) Deﬁnions.Theterm" Ulity Installaons"referstoallﬂoor and window coverings, air and/or vacuum lines, power panels, electrical distribuon, security and ﬁre protecon systems, communicaon cabling, lighng ﬁxtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alteraons" shall mean any modiﬁcaon of the improvements, other than Ulity Installaons or Trade Fixtures, whether by addion or deleon. "Lessee Owned Alteraons and/or Ulity Installaons"arede ﬁned as Alteraons and/or Ulity Installaons made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). (b) Consent. Lessee shall not make any Alteraons or Ulity Installaons to the Premises without Lessor's prior wrien consent. Lessee may, however, make nonstructural Alteraons or Ulity Installaons to the interior of the Premises (excluding the roof) without such consent but upon noce to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocang or removing the roof or any exisng walls, will not aﬀect the electrical, plumbing, HVAC, and/or life safety systems, do not trigger the requirement for addional modiﬁcaons and/or improvements to the Premises resulng from Applicable Requirements, such as compliance with Title 24, and the cumulave cost thereof during this Lease as extended does not exceed a sum equal to 3month' s Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetraons and/or install anything on the roof without the prior wrien approval of Lessor. Lessor may, as a precondion to granng such approval, require Lessee to ulize a contractor chosen and/or approved by Lessor. Any Alteraons or Ulity Installaons that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in wrien form with detailed plans. Consent shall be deemed condioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and speciﬁcaons prior to commencement of the work, and (iii) compliance with all condions of said permits and other Applicable Requirements in a prompt and expedious manner. Any Alteraons or Ulity Installaons shall be performed in a workmanlike manner with good and suﬃcient materials. Lessee shall promptly upon compleon furnish Lessor with asbuilt plans and speciﬁcaons. For work which costs an amount in excess of one month's Base Rent, Lessor may condion its consent upon Lessee providing a lien and compleon bond in an amount equal to 150% of the esmated cost of such Alteraon or Ulity Installaon and/or upon Lessee's posng an addional Security Deposit with Lessor. (c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days noce prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post noces of nonresponsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and sasfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to parcipate in any such acon, Lessee shall pay Lessor's aorneys' fees and costs. 7.4 Ownership; Removal; Surrender; and Restoraon. (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinaer provided, all Alteraons and Ulity Installaons made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any me, elect in wring to be the owner of all or any speciﬁed part of the Lessee Owned Alteraons and Ulity Installaons. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alteraons and Ulity Installaons shall, at the expiraon or terminaon of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 6 of 16 (b) Removal. By delivery to Lessee of wrien noce from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alteraons or Ulity Installaons be removed by the expiraon or terminaon of this Lease. Lessor may require the removal at any me of all or any part of any Lessee Owned Alteraons or Ulity Installaons made without the required consent. (c) Surrender; Restoraon. Lessee shall surrender the Premises by the Expiraon Date or any earlier terminaon date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operang order, condion and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioraon that would have been prevented by good maintenance pracce. Notwithstanding the foregoing and the provisions of Paragraph 7.1(a), if the Lessee occupies the Premises for 12 months or less, then Lessee shall surrender the Premises in the same condion as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installaon, maintenance or removal of Trade Fixtures, Lessee owned Alteraons and/or Ulity Installaons, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migraon from areas outside of the Premises) to the level speciﬁed in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiraon Date or any earlier terminaon date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to mely vacate the Premises pursuant to this Paragraph 7.4(c) without the express wrien consent of Lessor shall constute a holdover under the provisions of Paragraph 26 below. 8. Insurance; Indemnity. 8.1 Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost aributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice. 8.2 Liability Insurance. (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecng Lessee and Lessor as an addional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an addional insured by means of an endorsement at least as broad as the Insurance Service Organizaon's "Addional InsuredManagers or Lessors of Premises" Endorsement. The policy shall not contain any intrainsured exclusions as between insured persons or organizaons, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligaons under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligaon hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addion to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an addional insured therein. 8.3 Property Insurance  Building, Improvements and Rental Value. (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender insuring loss or damage to thePremises. Theamoun t of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from me to me, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alteraons and Ulity Installaons, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of ﬂood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolion, reconstrucon or replacement of any poron of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuaon provision in lieu of any coinsurance clause, waiver of subrogaon, and inﬂaon guard protecon causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has adeduc ble clause, the deducble amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deducble amount in the event of an Insured Loss. (b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an addional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuaon provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reﬂect the projected Rent otherwise payable by Lessee, for the next 12 month period. Lessee shall be liable for any deducble amount in the event of such loss. (c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises. 8.4 Lessee's Property; Business Interrupon Insurance; Worker's Compensaon Insurance. (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alteraons and Ulity Installaons. Such insurance shall be full replacement cost coverage with a deducble of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alteraons and Ulity Installaons. (b) Business Interrupon. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings aributable to all perils commonly insured against by prudent lessees in the business of Lessee or aributable to prevenon of access to the Premises as a result of such perils. (c) Worker's Compensaon Insurance. Lessee shall obtain and maintain Worker's Compensaon Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a 'Waiver of Subrogaon' endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the cerﬁcate of insurance or copy of the policy required by paragraph 8.5. (d) No Representaon of Adequate Coverage. Lessor makes no representaon that the limits or forms of coverage of insurance speciﬁed herein are adequate to cover Lessee's property, business operaons or obligaons under this Lease. 8.5 Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Rang" of at least A,VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rang as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor cerﬁed copies of policies of such insurance or cerﬁcates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modiﬁcaon except aer 30 days prior wrien noce to Lessor. Lessee shall, at least 10 days prior to the expiraon of such policies, furnish Lessor with evidence of DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 7 of 16 renewals or "insurance binders" evidencing renewal thereof, or Lessor may increase his liability insurance coverage and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same. 8.6 Waiver of Subrogaon. Without aﬀecng anyother rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their enre right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The eﬀect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deducbles applicable hereto. The Pares agree to have their respecve property damage insurance carriers waive any right to subrogaon that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby. 8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penales, aorneys' and consultants' fees, expenses and/or liabilies arising out of, involving, or in connecon with, a Breach of the Lease by Lessee and/or the use and/or occupancy of the Premises and/or Project by Lessee and/or by Lessee's employees, contractors or invitees. If any acon or proceeding is brought against Lessor by reason of any of the foregoing maers, Lessee shall upon noce defend the same at Lessee's expense by counsel reasonably sasfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have ﬁrst paid any such claim in order to be defended or indemniﬁed. 8.8 Exempon of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from ﬁre, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstrucon or other defects of pipes, ﬁre sprinklers, wires, appliances, plumbing, HVAC or lighng ﬁxtures, or from any other cause, whether the said injury or damage results from condions arising upon the Premises or upon other porons of the building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor orfromthe failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or proﬁttherefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to ﬁle a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8. 8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potenally cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely diﬃcult to ascertain. Accordingly, for any month or poron thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or cerﬁcates evidencing the existence of the required insurance, the Base Rent shall be automacally increased, without any requirement for noce to Lessee, by an amount equal to 10% of the then exisng Base Rent or $100, whichever is greater. The pares agree that such increase in Base Rent represents fair and reasonable compensaon for the addional risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event constute a waiver of Lessee's Default or Breach with respect to the failure to maintain suchinsurance,preventtheexerciseofanyoftheotherrightsandremedie sgranted hereunder, nor relieve Lessee of its obligaon to maintain the insurance speciﬁed in this Lease. 9. Damage or Destrucon. 9.1 Deﬁnions. (a) "Premises Paral Damage" shall mean damage or destrucon to the improvements on the Premises, other than Lessee Owned Alteraons and Ulity Installaons, which can reasonably be repaired in 6month s or less from the date of the damage or destrucon. Lessor shall nofy Lessee in wring within 30 days from the date of the damage or destrucon as to whether or not the damage is Paral or Total. (b) "Premises Total Destrucon"shallmea n damage or destrucon to the Premises, other than Lessee Owned Alteraons and Ulity Installaons and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destrucon. Lessor shall nofy Lessee in wring within 30 days from the date of the damage or destrucon as to whether or not the damage is Paral or Total. (c) "Insured Loss" shall mean damage or destrucon to improvements on the Premises, other than Lessee Owned Alteraons and Ulity Installaons and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespecve of any deducble amounts or coverage limits involved. (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the me of the occurrence to their condion exisng immediately prior thereto, including demolion, debris removal and upgrading required by the operaon of Applicable Requirements, and without deducon for depreciaon. (e) "Hazardous Substance Condion" shall mean the occurrence or discovery of a condion involving the presence of, or a contaminaon by, a Hazardous Substance, in, on, or under the Premises which requires restoraon. 9.2 Paral Damage  Insured Loss. If a Premises Paral Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alteraons and Ulity Installaons) as soon as reasonably possible and this Lease shall connue in full force and eﬀect; provided, however, that Lessee shall, at Lessor's elecon, make the repair of any damage or destrucon the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not suﬃcient to eﬀect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deducble which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligaon to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of wrien noce of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and eﬀect. If such funds or assurance are not received, Lessor may nevertheless elect by wrien noce to Lessee within 10 days thereaer to: (i) make such restoraon and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and eﬀect, or (ii) have this Lease terminate 30 days thereaer. Lessee shall not be entled to reimbursement of any funds contributed by Lessee to repair any such damage or destrucon. Premises Paral Damage due to ﬂood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party. 9.3 Paral Damage  Uninsured Loss.IfaPremisesPar al Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall connue in full force and eﬀect, or (ii) terminate this Lease by giving wrien noce to Lessee within 30 days aer receipt by Lessor of knowledge of the occurrence of such damage. Such terminaon shall be eﬀecve 60 days following the date of such noce. In the event Lessor elects to terminate this Lease, DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 8 of 16 Lessee shall have the right within 10 days aer receipt of the terminaon noce to give wrien noce to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or sasfactory assurance thereof within 30 days aer making such commitment. In such event this Lease shall connue in full force and eﬀect, and Lessor shall proceed to make such repairs as soon as reasonably possible aer the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date speciﬁed in the terminaon noce. 9.4 Total Destrucon.Notwithstandin g any other provision hereof, if a Premises Total Destrucon occurs, this Lease shall terminate 60 days following such Destrucon. If the damage or destrucon was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6. 9.5 Damage Near End of Term.Ifatany me during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease eﬀecve 60 days following the date of occurrence of such damage by giving awri en terminaon noce to Lessee within 30 days aer the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that me has an exercisable opon to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such opon and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days aer Lessee's receipt of Lessor's wrien noce purporng to terminate this Lease, or (ii) the day prior to the date upon which such opon expires. If Lessee duly exercises such opon during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall connue in full force and eﬀect. If Lessee fails to exercise such opon and provide such funds or assurance during such period, then this Lease shall terminate on the date speciﬁed in the terminaon noce and Lessee's opon shall be exnguished. 9.6 Abatement of Rent; Lessee's Remedies. (a) Abatement.IntheeventofPremisesPar al Damage or Premises Total Destrucon or a Hazardous Substance Condion for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediaon or restoraon of such damage shall be abated in proporon to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligaons of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destrucon, remediaon, repair or restoraon except as provided herein. (b) Remedies. If Lessor is obligated to repair or restore the Premises and does not commence, in a substanal and meaningful way, such repair or restoraon within 90 days aer such obligaon shall accrue, Lessee may, at any me prior to the commencement of such repair or restoraon, give wrien noce to Lessor and to any Lenders of which Lessee has actual noce, of Lessee's elecon to terminate this Lease on a date not less than 60 days following the giving of such noce. If Lessee gives such noce and such repair or restoraon is not commenced within 30 days thereaer, this Lease shall terminate as of the date speciﬁed in said noce. If the repair or restoraon is commenced within such 30 days, this Lease shall connue in full force and eﬀect. "Commence" shall mean either the uncondional authorizaon of the preparaon of the required plans, or the beginning of the actual work on the Premises, whichever ﬁrst occurs. 9.7 Terminaon; Advance Payments. Upon terminaon of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addion, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor. 10. Real Property Taxes. 10.1 Deﬁnion.A s used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address. Real Property Taxes shall also include any tax,fee,levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, achangei n the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease. 10.2 Payment of Taxes.Inaddi on to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date. If any such installment shall cover any period of me prior to or aer the expiraon or terminaon of this Lease, Lessee's share of such installment shall be prorated. In the event Lessee incurs alatechargeo n any Rent payment, Lessor may esmate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the esmated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insuﬃcient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such addional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligaons under this Lease, then any such advance payments may be treated by Lessor as an addional Security Deposit. 10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proporon of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proporon to be conclusively determined by Lessor from the respecve valuaons assigned in the assessor's work sheets or such other informaon as may be reasonably available. 10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alteraons, Ulity Installaons, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alteraons and Ulity Installaons, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes aributable to Lessee's property within 10 days aer receipt of a wrien statement seng forth the taxes applicable to Lessee's property. 11. Ulies and Services. 11.1 Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other ulies and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proporon, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in anyrespec t whatsoever for the inadequacy, stoppage, interrupon or disconnuance of any ulity or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperaon with governmental request or direcons. 11.2 Within ﬁeen days of Lessor's wrien request, Lessee agrees to deliver to Lessor such informaon, documents and/or authorizaon as Lessor needs in order for Lessor to comply with new or exisng Applicable Requirements relang to commercial building energy usage, rangs, and/or the reporng thereof. 12. Assignment and Subleng. 12.1 Lessor's Consent Required. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 9 of 16 (a) Lessee shall not voluntarily or by operaon of law assign, transfer, mortgage or encumber (collecvely, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior wrien consent. (b) Unless Lessee is a corporaon and its stock is publicly traded on a naonal stock exchange, a change in the control of Lessee shall constute an assignment requiring consent. The transfer, on a cumulave basis, of 25% or more of the vong control of Lessee shall constute a change in control for this purpose. (c) The involvement of Lessee or its assets in any transacon, or series of transacons (by way of merger, sale, acquision, ﬁnancing, transfer, leveraged buyout or otherwise), whether or not a formal assignment or hypothecaon of this Lease or Lessee's assets occurs, which results or will result in a reducon of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the me of the execuon of this Lease or at the me of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transacon or transacons constung such reducon, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounng principles. (d) An assignment or subleng without consent shall, at Lessor's opon, be a Default curable aer noce per Paragraph 13.1(d), or a noncurable Breach without the necessity of any noce and grace period. If Lessor elects to treat such unapproved assignment or subleng as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days wrien noce, increase the monthly Base Rent to 110% of the Base Rent then in eﬀect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any opon to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in eﬀect, and (ii) all ﬁxed and nonﬁxed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent. (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injuncve relief. (f) Lessor may reasonably withhold consent to a proposed assignment or subleng if Lessee is in Default at the me consent is requested. (g) Notwithstanding the foregoing, allowing a de minimis poron of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connecon with the installaon of a vending machine or payphone shall not constute a subleng. 12.2 Terms and CondiƟons Applicable to Assignment and Subleƫng. (a) Regardless of Lessor's consent, no assignment or subleng shall : (i) be eﬀecve without the express wrien assumpon by such assignee or sublessee of the obligaons of Lessee under this Lease, (ii) release Lessee of any obligaons hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligaons to be performed by Lessee. (b) Lessor may accept Rent or performance of Lessee's obligaons from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constuteawaiverorestoppelofLessor'srightto exercise its remedies for Lessee's Default or Breach. (c) Lessor's consent to any assignment or subleng shall not constute a consent to any subsequent assignment or subleng. (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligaons under this Lease, including any assignee or sublessee, without ﬁrst exhausng Lessor's remedies against any other person or enty responsible therefor to Lessor, or any security held by Lessor. (e) Each request for consent to an assignment or subleng shall be in wring, accompanied by informaon relevant to Lessor's determinaon as to the ﬁnancial and operaonal responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modiﬁcaon of the Premises, if any, together with afeeof$50 0 as consideraon for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or addional informaon and/or documentaon as may be reasonably requested. (See also Paragraph 36) (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepng such assignment, entering into such sublease, or entering into possession of the Premises or any poron thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condion and obligaon herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligaons as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has speciﬁcally consented to in wring. (g) Lessor's consent to any assignment or subleng shall not transfer to the assignee or sublessee any Opon granted to the original Lessee by this Lease unless such transfer is speciﬁcally consented to by Lessor in wring. (See Paragraph 39.2) 12.3 AddiƟonal Terms and CondiƟons Applicable to Subleƫng. The following terms and condions shall apply to any subleng by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein: (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligaons under this Lease; provided, however, that unl a Breach shall occur in the performance of Lessee's obligaons, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obligaons any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collecon of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligaons to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a wrien noce from Lessor stang that a Breach exists in the performance of Lessee's obligaons under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such noce from Lessor and shall pay all Rents to Lessor without any obligaon or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary. (b) In the event of a Breach by Lessee, Lessor may, at its opon, require sublessee to aorn to Lessor, in which event Lessor shall undertake the obligaons of the sublessor under such sublease from the meoftheexerciseofsaidop on to the expiraon of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor. (c) Any maer requiring the consent of the sublessor under a sublease shall also require the consent of Lessor. (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior wrien consent. (e) Lessor shall deliver a copy of any noce of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, speciﬁed in such noce. The sublessee shall have a right of reimbursement and oﬀset from and against Lessee for any such Defaults cured by the sublessee. 13. Default; Breach; Remedies. 13.1 Default; Breach.A" Default"isde ﬁned as a failure by the Lessee to comply with or perform any of the terms, covenants, condions or Rules and Regulaons under this Lease. A "Breach"i s deﬁned as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period: (a) The abandonment of the Premises; the vacang of the Premises prior to the expiraon or terminaon of this Lease without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potenal vandalism; or failure to deliver to Lessor exclusive possession of the enre Premises in accordance herewith prior to the expiraon or terminaon of this Lease. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 10 of 16 (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulﬁll any obligaon under this Lease which endangers or threatens life or property, where such failure connues for aperio d of 3 business days following wrien noce to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR'S RIGHTS, INCLUDING LESSOR'S RIGHT TO RECOVER POSSESSION OF THE PREMISES. (c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constung public or private nuisance, and/or an illegal acvity on the Premises by Lessee, where such acons connue for aperio d of 3 business days following wrien noce to Lessee. In the event that Lessee commits waste, a nuisance or an illegal acvity a second me then, the Lessor may elect to treat such conduct as a noncurable Breach rather than a Default. (d) The failure by Lessee to provide (i) reasonable wrien evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subleng, (iv) an Estoppel Cerﬁcate or ﬁnancial statements, (v) a requested subordinaon, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentaon or informaon which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure connues for aperio d of 10 days following wrien noce to Lessee. (e) A Default by Lessee as to the terms, covenants, condions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default connues for a period of 30 days aer wrien noce; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereaer diligently prosecutes such cure to compleon. (f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the beneﬁt of creditors; (ii) becoming a "debtor"asde ﬁned in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a peon ﬁled against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substanally all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the aachment, execuon or other judicial seizure of substanally all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or eﬀect, and not aﬀect the validity of the remaining provisions. (g) The discovery that any ﬁnancial statement of Lessee or of any Guarantor given to Lessor was materially false. (h) If the performance of Lessee's obligaons under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the terminaon of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy ﬁling, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligaon on an ancipatory basis, and Lessee's failure, within 60 days following wrien noce of any such event, to provide wrien alternave assurance or security, which, when coupled with the then exisng resources of Lessee, equals or exceeds the combined ﬁnancial resources of Lessee and the Guarantors that existed at the me of execuon of this Lease. 13.2 Remedies. If Lessee fails to perform any of its aﬃrmave dues or obligaons, within 10 days aer wrien noce(orincaseofanemergency,without noce), Lessor may, at its opon, perform such duty or obligaon on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further noce or demand, and without liming Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach: (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entled to recover from Lessee: (i) the unpaid Rent which had been earned at the me of terminaon; (ii) the worth at the me of award of the amount by which the unpaid rent which would have been earned aer terminaon unltheme of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the me of award of the amount by which the unpaid rent for the balance of the term aer the me of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligaons under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of releng, including necessary renovaon and alteraon of the Premises, reasonable aorneys' fees, and that poron of any leasing commission paid by Lessor in connecon with this Lease applicable to the unexpired term of this Lease. The worth at the me of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounng such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the me of award plus one percent. Eﬀorts by Lessor to migate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover any damages to which Lessor is otherwise entled. If terminaon of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve therigh t to recover all or any part thereof in aseparatesuit.Ifa noce and grace period required under Paragraph 13.1 was not previously given, a noce to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constute the noce required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constute both an unlawful detainer and a Breach of this Lease entling Lessor to the remedies provided for in this Lease and/or by said statute. (b) Connue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitaons. Acts of maintenance, eﬀorts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constute a terminaon of the Lessee's right to possession. (c) Pursue any other remedy now or hereaer available under the laws or judicial decisions of the state wherein the Premises are located. The expiraon or terminaon of this Lease and/or the terminaon of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to maers occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises. 13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, the cost of tenant improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideraon for Lessee's entering into this Lease, all of which concessions are hereinaer referred to as "Inducement Provisions," shall be deemed condioned upon Lessee's full and faithful performance of all of the terms, covenants and condions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automacally be deemed deleted from this Lease andof nofurther forceoreﬀect, and any rent, other charge, bonus, inducement or consideraon theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessorof rentor thecureof theBreach whichiniated the operaon of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless speciﬁcally so stated in wring by Lessor at the me of such acceptance. 13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 11 of 16 amount of which will be extremely diﬃcult to ascertain. Such costs include, but are not limited to, processing and accounng charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days aer such amount shall be due, then, without any requirement for noce to Lessee, Lessee shall immediately pay to Lessor aone me late charge equal to 10% of each such overdue amount or $100, whichever is greater. The Pares hereby agree that such late charge represents a fair and reasonable esmate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecuve installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's opon, become due and payable quarterly in advance. 13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day aer it was due. The interest ("Interest") charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addion to the potenal late charge provided for in Paragraph 13.4. 13.6 Breach by Lessor. (a) NoƟce of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable me to perform an obligaon required to be performed by Lessor. For purposes of this Paragraph, a reasonable me shall in no event be less than 30 days aer receipt by Lessor, and any Lender whose name and address shall have been furnished to Lessee in wring for such purpose, of wrien noce specifying wherein such obligaon of Lessor has not been performed; provided, however, that if the nature of Lessor's obligaon is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereaer diligently pursued to compleon. (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days aer receipt of said noce, or if having commenced said cure they do not diligently pursue it to compleon, then Lessee may elect to cure said breach at Lessee's expense and oﬀset from Rent the actual and reasonable cost to perform such cure, provided however, that such oﬀset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor for any such expense in excess of such oﬀset. Lessee shall document the cost of said cure and supply said documentaon to Lessor. 14. CondemnaƟon. If the Premises or any poron thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collecvely "CondemnaƟon"), this Lease shall terminate as to the part taken as of the date the condemning authority takes tle or possession, whichever ﬁrst occurs. If more than 10% of the Building, or more than 25% of that poron of the Premises not occupied by any building, is taken by Condemnaon, Lessee may, at Lessee's opon, to be exercised in wring within 10 days aer Lessor shall have given Lessee wrien noce of such taking (or in the absence of such noce, within 10 days aer the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and eﬀect as to the poron of the Premises remaining, except that the Base Rent shall be reduced in proporon to the reducon in ulity of the Premises caused by such Condemnaon. Condemnaon awards and/or payments shall be the property of Lessor, whether such award shall be made as compensaon for diminuon in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entled to any compensaon paid by the condemnor for Lessee's relocaon expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alteraons and Ulity Installaons made to the Premises by Lessee, for purposes of Condemnaon only, shall be considered the property of the Lessee and Lessee shall be entled to any and all compensaon which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnaon, Lessor shall repair any damage to the Premises caused by such Condemnaon. 15. Brokerage Fees. 15.1 AddiƟonal Commission.Inaddi on to the payments owed pursuant to Paragraph 1.9 above, Lessor agrees that: (a) if Lessee exercises any Opon, (b) if Lessee or anyone aﬃliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, aer the expiraon of this Lease, or (d) if Base Rent is increased, whether by agreement or operaon of an escalaon clause herein, then, Lessorshall payBrokers afeein accordance with the fee schedule ofthe Brokers in eﬀect at the me the Lease was executed. The provisions of this paragraph are intended to supersede the provisions of any earlier agreement to the contrary. 15.2 AssumpƟon of ObligaƟons. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligaon hereunder. Brokers shall be third party beneﬁciaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addion, if Lessorfail s to pay any amounts to Lessee's Broker when due, Lessee's Broker may send wrien noce to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days aer said noce, Lessee shall pay said monies to its Broker and oﬀset such amounts against Rent. In addion, Lessee's Broker shall be deemed to be a third party beneﬁciary of any commission agreement entered into by and/or between Lessor and Lessor's Broker for the limited purpose of collecng any brokerage fee owed. 15.3 RepresentaƟons and IndemniƟes of Broker RelaƟonships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, ﬁrm, broker, agent or ﬁnder (other than the Brokers and Agents, if any) in connecon with this Lease, and that no one other than said named Brokers and Agents is entled to any commission or ﬁnder's fee in connecon herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensaon or charges which may be claimed by any such unnamed broker, ﬁnder or other similar party by reason of any dealings or acons of the indemnifying Party, including any costs, expenses, aorneys' fees reasonably incurred with respect thereto. 16. Estoppel CerƟﬁcates. (a) Each Party (as "Responding Party") shall within 10 days aer wrien noce from the other Party (the "RequesƟng Party") execute, acknowledge and deliver to the Requesng Party a statement in wring in form similar to the then most current "Estoppel CerƟﬁcate" form published by AIR CRE, plus such addional informaon, conﬁrmaon and/or statements as may be reasonably requested by the Requesng Party. (b) If the Responding Party shall fail to execute or deliver the Estoppel Cerﬁcate within such 10 day period, the Requesng Party may execute an Estoppel Cerﬁcate stang that: (i) the Lease is in full force and eﬀect without modiﬁcaon except as may be represented by the Requesng Party, (ii) there are no uncured defaults in the Requesng Party's performance, and (iii) if Lessor is the Requesng Party, not more than one month's rent has been paid in advance. Prospecve purchasers and encumbrancers may rely upon the Requesng Party's Estoppel Cerﬁcate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Cerﬁcate. In addion, Lessee acknowledges that any failure on its part to provide such an Estoppel Cerﬁcate will expose Lessor to risks and potenally cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely diﬃcult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Cerﬁcate in a mely fashion the monthly Base Rent shall be automacally increased, without any requirement for noce to Lessee, by an amount equal to 10% of the then exisng Base Rent or $100, whichever is greater for remainder of the Lease. The Pares agree that such increase in Base Rent represents fair and reasonable compensaon for the addional risk/costs that Lessor will incur by reason of Lessee's failure to provide the Estoppel Cerﬁcate. Such increase in Base Rent shall in no event constute a waiver of Lessee's Default or Breach with respect to the failure to provide DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 12 of 16 the Estoppel Cerﬁcate nor prevent the exercise of any of the other rights and remedies granted hereunder. (c) If Lessor desires to ﬁnance, reﬁnance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days aer wrien noce from Lessor deliver to any potenal lender or purchaser designated by Lessor such ﬁnancial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's ﬁnancial statements for the past 3 years. All such ﬁnancial statements shall be received by Lessor and such lender or purchaser in conﬁdence and shall be used only for the purposes herein set forth. 17. DeﬁniƟon of Lessor. The term "Lessor"asusedhereinshallmeantheownerorownersattheme in queson of the fee tle to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's tle or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligaons and/or covenants under this Lease thereaer to be performed by the Lessor. Subject to the foregoing, the obligaons and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove deﬁned. 18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdicon, shall in no way aﬀect the validity of any other provision hereof. 19. Days. Unless otherwise speciﬁcally indicated to the contrary, the word "days"a s used in this Lease shall mean and refer to calendar days. 20. LimitaƟon on Liability. The obligaons of Lessor under this Lease shall not constute personal obligaons of Lessor, or its partners, members, directors, oﬃcers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the sasfacon of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, oﬃcers or shareholders, or any of their personal assets for such sasfacon. 21. Time of Essence. Time is of the essence with respect to the performance of all obligaons to be performed or observed by the Pares under this Lease. 22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Pares with respect to any maer menoned herein, and no other prior or contemporaneous agreement or understanding shall be eﬀecve. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own invesgaon as to the nature, quality, character and ﬁnancial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. 23. NoƟces. 23.1 NoƟce Requirements.Allno ces required or permied by this Lease or applicable law shall be in wring and may be delivered in person (by hand or by courier) or may be sent by regular, cerﬁed or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed suﬃciently given if served in a manner speciﬁed in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party'saddressfordeliveryormailingofno ces. Either Party may by wrien noce to the other specify a diﬀerent address for noce, except that upon Lessee's taking possession of the Premises, the Premises shall constute Lessee's address for noce. A copy of all noces to Lessor shall be concurrently transmied to such party or pares at such addresses as Lessor may from me to me hereaer designate in wring. 23.2 Date of NoƟce.Anyno ce sent by registered or cerﬁed mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the noce shall be deemed given 72 hours aer the same is addressed as required herein and mailed with postage prepaid. Noces delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours aer delivery of the same to the Postal Service or courier. Noces delivered by hand, or transmied by facsimile transmission or by email shall be deemed delivered upon actual receipt. If noce is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day. 23.3 OpƟons. Notwithstanding the foregoing, in order to exercise any Opons (see paragraph 39), the Noce must be sent by Cerﬁed Mail (return receipt requested), Express Mail (signature required), courier (signature required) or some other methodology that provides a receipt establishing the date the noce was received by the Lessor. 24. Waivers. (a) No waiver by Lessor of the Default or Breach of any term, covenant or condion hereof by Lessee, shall be deemed a waiver of any other term, covenant or condion hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condion hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. (b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or condions made by Lessee in connecon therewith, which such statements and/or condions shall be of no force or eﬀect whatsoever unless speciﬁcally agreed to in wring by Lessor at or before the me of deposit of such payment. (c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE. 25. Disclosures Regarding The Nature of a Real Estate Agency RelaƟonship. (a) When entering into a discussion with arealestateagen t regarding arealestatetransac on, aLesso r or Lessee should from the outset understand what type of agency relaonship or representaon it has with the agent or agents in the transacon. Lessor and Lessee acknowledge being advised by the Brokers in this transacon, as follows: (i) Lessor's Agent. A Lessor's agent under a lisng agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following aﬃrmave obligaons: To the Lessor:A ﬁduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: (a) Diligent exercise of reasonable skills and care in performance of the agent's dues. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecng the value or desirability of the property that are not known to, or within the diligent aenon and observaon of, the Pares. An agent is not obligated to reveal to either Party any conﬁdenal informaon obtained from the other Party which does not involve the aﬃrmave dues set forth above. (ii) Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situaons, the agent is not the Lessor's agent, even if by agreement the agent may receive compensaon for services rendered, either in full or in part from the Lessor. An agent acng only for a Lessee has the following aﬃrmave obligaons. To the Lessee:A ﬁduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor:(a) Diligent exercise of reasonable skills and care in performance of the agent's dues. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecng the value or desirability of the property that are not known to, or within the diligent aenon and observaon of, the Pares. An agent is not obligated to reveal to either Party any conﬁdenal informaon obtained from the other Party which does not involve the aﬃrmave dues set forth DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 13 of 16 above. (iii) Agent RepresenƟng Both Lessor and Lessee. A real estate agent, either acng directly or through one or more associate licensees, can legally be the agent of both the Lessor and the Lessee in atransac on, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situaon, the agent has the following aﬃrmave obligaons to both the Lessor and the Lessee: (a) A ﬁduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. (b) Other dues to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In represenng both Lessor and Lessee, the agent may not, without the express permission of the respecve Party, disclose to the other Party conﬁdenal informaon, including, but not limited to, facts relang to either Lessee's or Lessor's ﬁnancial posion, movaons, bargaining posion, or other personal informaon that may impact rent, including Lessor's willingness to accept a rent less than the lisng rentor Lessee'swillingness to pay rent greater than the rentoﬀered. The above dues of the agent in a real estate transacon do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transacon. A real estate agent is a person qualiﬁed to advise about real estate. If legal or tax advice is desired, consult a competent professional. Both Lessor and Lessee should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transacon can be complex and subject to change. (b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Pares agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relang to this Lease may be brought against Broker more than one year aer the Start Date and that the liability (including court costs and aorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitaon on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. (c) Lessor and Lessee agree to idenfy to Brokers as "Conﬁdenal" any communicaon or informaon givenBrokers thatisconsidered by such Party to be conﬁdenal. 26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiraon or terminaon of this Lease. At or prior to the expiraon or terminaon of this Lease Lessee shall deliver exclusive possession of the Premises to Lessor. For purposes of this provision and Paragraph 13.1(a), exclusive possession shall mean that Lessee shall have vacated the Premises, removed all of its personal property therefrom and that the Premises have been returned in the condion speciﬁed in this Lease. In the event that Lessee does not deliver exclusive possession to Lessor as speciﬁed above, then Lessor's damages during any holdover period shall be computed at the amount of the Rent (as deﬁned in Paragraph 4.1) due during the last full month before the expiraon or terminaon of this Lease (disregarding any temporary abatement of Rent that may have been in eﬀect), but with Base Rent being 150% of the Base Rent payable during such last full month. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee. 27. Cumulave Remedies. No remedy or elecon hereunder shall be deemed exclusive but shall, wherever possible, be cumulave with all other remedies at law or in equity. 28. Covenants and Condions; Construcon of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and condions. In construing this Lease, all headings and tles are for the convenience of the Pares only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Pares, but rather according to its fair meaning as a whole, as if both Pares had prepared it. 29. Binding Eﬀect; Choice of Law. This Lease shall be binding upon the Pares, their personal representaves, successors and assigns and be governed by the laws of the State in which the Premises are located. Any ligaon between the Pares hereto concerningthi s Lease shall be iniated in the county in which the Premises are located. Signatures to this Lease accomplished by means of electronic signature or similar technology shall be legal and binding. 30. Subordinaon; Aornment; NonDisturbance. 30.1 Subordinaon.ThisLeaseandanyOp on granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecaon or security device (collecvely, "Security Device"), now or hereaer placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modiﬁcaons, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligaon to perform any of the obligaons of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Opon granted hereby superior to the lien of its Security Device by giving wrien noce thereof to Lessee, whereupon this Lease and such Opons shall be deemed prior to such Security Device, notwithstanding the relave dates of the documentaon or recordaon thereof. 30.2 Aornment. In the event that Lessor transfers tle to the Premises, or the Premises are acquired by another upon the foreclosure or terminaon of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the nondisturbance provisions of Paragraph 30.3, aorn to such new owner, and upon request, enter intoa new lease,containing allof the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the elecon of the new owner, this Lease will automacally become a new lease between Lessee and such new owner, and (ii) Lessor shall thereaer be relieved of any further obligaons hereunder and such new owner shall assume all of Lessor's obligaons, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquision of ownership; (b) be subject to any oﬀsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner. 30.3 NonDisturbance. With respect to Security Devices entered into by Lessor aer the execuon of this Lease, Lessee's subordinaon of this Lease shall be subject to receiving acommerciallyreasonableno ndisturbance agreement (a "NonDisturbance Agreement") from the Lender which NonDisturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any opons to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and aorns to the record owner of the Premises. Further, within 60 days aer the execuon of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable eﬀorts to obtain a NonDisturbance Agreement from the holder of any preexisng Security Device which is secured by the Premises. In the event that Lessor is unable to provide the NonDisturbance Agreement within said 60 days, then Lessee may, at Lessee's opon, directly contact Lender and aempt to negoate for the execuon and delivery of a NonDisturbance Agreement. 30.4 SelfExecung.Theagreement s contained in this Paragraph 30 shall be eﬀecve without the execuon of any further documents; provided, however, that, upon wrien request from Lessor or a Lender in connecon with a sale, ﬁnancing or reﬁnancing of the Premises, Lessee and Lessor shall execute such further wrings as may be reasonably required to separately document any subordinaon, aornment and/or NonDisturbance Agreement provided for herein. 31. Aorneys' Fees. If any Party or Broker brings an acon or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereaer deﬁned) in any such proceeding, acon, or appeal thereon, shall be entled to reasonable aorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such acon or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitaon, aPartyo r Broker who substanally obtains or defeats the relief sought, as the case may be, whether by compromise, DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 14 of 16 selement, judgment, or the abandonment by the other Party or Broker of its claim or defense. Thea orneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all aorneys' fees reasonably incurred. In addion, Lessor shall be entled to aorneys' fees, costs and expenses incurred in the preparaon and service of noces of Default and consultaons in connecon therewith, whether or not a legal acon is subsequently commenced in connecon with such Default or resulng Breach ($200 is a reasonable minimum per occurrence for such services and consultaon). 32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any me, in the case of an emergency, and otherwise at reasonable mes aer reasonable prior noce for the purpose of showing the same to prospecve purchasers, lenders, or tenants, and making such alteraons, repairs, improvements or addions to the Premises as Lessor may deem necessary or desirable and the erecng, using and maintaining of ulies, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse eﬀect on Lessee's use of the Premises. All such acvies shall be without abatement of rent or liability to Lessee. 33. Aucons. Lessee shall not conduct, nor permit to be conducted, any aucon upon the Premises without Lessor's prior wrien consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an aucon. 34. Signs. Lessor may place on the Premises ordinary "For Sale" signs at any me and ordinary "For Lease" signs during the last 6 months of the term hereof. Except for ordinary "for sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior wrien consent. All signs must comply with all Applicable Requirements. 35. Terminaon; Merger. Unless speciﬁcally stated otherwise in wring by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual terminaon or cancellaon hereof, or a terminaon hereof by Lessor for Breach by Lessee, shall automacally terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to connue any one or all exisng subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by wrien noce to the holder of any such lesser interest, shall constute Lessor's elecon to have such event constute the terminaon of such interest. 36. Consents. All requests for consent shall be in wring. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', aorneys', engineers' and other consultants' fees) incurred in the consideraon of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subleng or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporng documentaon therefor. Lessor's consent to any act, assignment or subleng shall not constute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then exisng Default or Breach, except as may be otherwise speciﬁcally stated in wring by Lessor at the me of such consent. The failure to specify herein any parcular condion to Lessor's consent shall not preclude the imposion by Lessor at the me of consent of such further or other condions as are then reasonable with reference to the parcular maer for which consent is being given. In the event that either Party disagrees with any determinaon made by the other hereunder and reasonably requests the reasons for such determinaon, the determining party shall furnish its reasons in wring and in reasonable detail within 10 business days following such request. 37. Guarantor. 37.1 Execuon. The Guarantors, if any, shall each execute a guaranty in the form most recently published by AIR CRE, and each such Guarantor shall have the same obligaons as Lessee under this Lease. 37.2 Default. It shall constute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execuon of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a cerﬁed copy of a resoluon of its board of directors authorizing the making of such guaranty, (b) current ﬁnancial statements, (c) an Estoppel Cerﬁcate, or (d) wrien conﬁrmaon that the guaranty is sll in eﬀect. 38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, condions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof. 39. Opons. If Lessee is granted any Opon, as deﬁned below, then the following provisions shall apply. 39.1 Deﬁnion." Opon" shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of ﬁrst refusal or ﬁrst oﬀer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of ﬁrst oﬀer to purchase or the right of ﬁrst refusal to purchase the Premises or other property of Lessor. 39.2 Opons Personal To Original Lessee.AnyOp on granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee cerfying that Lessee has no intenon of thereaer assigning or subleng. 39.3 Mulple Opons. In the event that Lessee has any mulple Opons to extend or renew this Lease, a later Opon cannot be exercised unless the prior Opons have been validly exercised. 39.4 Eﬀect of Default on Opons. (a) Lessee shall have no right to exercise an Opon: (i) during the period commencing with the giving of any noce of Default and connuing unlsai d Default is cured, (ii) during the period of me any Rent is unpaid (without regard to whether noce thereof is given Lessee), (iii) during the me Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more noces of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Opon. (b) The period of me within which an Oponmay be exercisedshall not be extended or enlarged byreason of Lessee's inability to exercise anOpon because of the provisions of Paragraph 39.4(a). (c) An Opon shall terminate and be of no further force or eﬀect, notwithstanding Lessee's due and mely exercise of the Opon, if, aer such exercise and prior to the commencement of the extended term or compleon of the purchase, (i) Lessee fails to pay Rent for a period of 30 days aer such Rent becomes due (without any necessity of Lessor to give noce thereof), or (ii) if Lessee commits a Breach of this Lease. 40. Mulple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulaons which Lessor may make from me to me for the management, safety, and care of said properes, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connecon with such rules and regulaons. 41. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 15 of 16 measures, and that Lessor shall have no obligaon whatsoever to provide same. Lessee assumes all responsibility for the protecon of the Premises, Lessee, its agents and invitees and their property from the acts of third pares. 42. Reservaons. Lessor reserves to itself the right, from me to me, to grant, without the consent or joinder of Lessee, such easements, rights and dedicaons that Lessor deems necessary, and to cause the recordaon of parcel maps and restricons, so long as such easements, rights, dedicaons, maps and restricons do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to eﬀectuate any such easement rights, dedicaon, map or restricons. 43. Performance Under Protest. If at any me adispute shall ariseas toany amountorsum ofmoney tobepaid byone Partytothe otherunder theprovisions hereof, the Party against whom the obligaon to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to instute suit for recovery of such sum. If it shall be adjudged that there was no legal obligaon on the part of said Party to pay such sum or any part thereof, said Party shall be entled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not iniate suit for the recovery of sums paid "under protest" within 6 months shall be deemed to have waived its right to protest such payment. 44. Authority; Mulple Pares; Execuon. (a) If either Party hereto is a corporaon, trust, limited liability company, partnership, or similar enty, each individual execung this Lease on behalf of such enty represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days aer request, deliver to the other Party sasfactory evidence of such authority. (b) If this Lease is executed by more than one person or enty as "Lessee", each such person or enty shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document. (c) This Lease may be executed by the Pares in counterparts, each of which shall be deemed an original and all of which together shall constute one and the same instrument. 45. Conﬂict. Any conﬂict between the printed provisions of this Lease and the typewrien or handwrien provisions shall be controlled by the typewrien or handwrien provisions. 46. Oﬀer. Preparaon of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an oﬀer to lease to the other Party. This Lease is not intended to be binding unl executed and delivered by all Pares hereto. 47. Amendments. This Lease may be modiﬁed only in wring, signed by the Pares in interest at the me of the modiﬁcaon. As long as they do not materially change Lessee's obligaons hereunder, Lessee agrees to make such reasonable nonmonetary modiﬁcaons to this Lease as may be reasonably required by a Lender in connecon with the obtaining of normal ﬁnancing or reﬁnancing of the Premises. 48. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS LEASE. 49. Arbitraon of Disputes. An Addendum requiring the Arbitraon of all disputes between the Pares and/or Brokers arising out of this Lease is is not aached to this Lease. 50. Accessibility; Americans with Disabilies Act. (a) The Premises: have not undergone an inspecon by a Cerﬁed Access Specialist (CASp). Note: A Cerﬁed Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construconrelated accessibility standards under state law. Although state law does not require a CASp inspecon of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspecon of the subject premises for the occupancy or potenal occupancy of the lessee or tenant, if requested by the lessee or tenant. The pares shall mutually agree on the arrangements for the me and manner of the CASp inspecon, the payment of the fee for the CASp inspecon, and the cost of making any repairs necessary to correct violaons of construconrelated accessibility standards within the premises. have undergone an inspecon by a Cerﬁed Access Specialist (CASp) and it was determined that the Premises met all applicable construconrelated accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspecon report at least 48 hours prior to execung this Lease and agrees to keep such report conﬁdenal. have undergone an inspecon by a Cerﬁed Access Specialist (CASp) and it was determined that thePremise s did not meet all applicable construconrelated accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received acopyoftheinspec on report at least 48 hours prior to execung this Lease and agrees to keep such report conﬁdenal except as necessary to complete repairs and correcons of violaons of construcon related accessibility standards. In the event that the Premises have been issued an inspecon report by a CASp the Lessor shall provide a copy of the disability access inspecon cerﬁcate to Lessee within 7 days of the execuon of this Lease. (b) Since compliance with the Americans with Disabilies Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's speciﬁc use of the Premises, Lessor makes no warranty or representaon as to whether or not the Premises comply with ADA or any similar legislaon. In the event that Lessee's use of the Premises requires modiﬁcaons or addions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modiﬁcaons and/or addions at Lessee's expense. LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES. ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO: DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM STN27.30, Revised 10222020 Page 16 of 16 1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. 2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE. WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THELAWSOFTHESTATEINWHICHTHEPREMISESARELOCATED. The pares hereto have executed this Lease at the place and on the dates speciﬁed above their respecve signatures. Executed at: On: By LESSOR: Thornmint 13, LLC, , a California limited liability company By: Name Printed: John Weersing Title: Member Phone: Fax: Email: By: Name Printed: Rebecca Weersing Title: Member Phone: Fax: Email: Address: Federal ID No.: Executed at: On: By LESSEE: BioArkive, Inc., a California corporation By: Name Printed: Brett Hall Title: CFO Phone: Fax: Email: By: Name Printed: Praveen Nair Title: CEO Phone: Fax: Email: Address: 10720 Thornmint Road, San Diego, CA 92127 Federal ID No.: BROKER Colliers International CA, Inc., Colliers International An: David Harper Title: Senior Vice President Address: 4350 La Jolla Village Drive, Suite 500, San Diego, CA 92122 Phone: 858-677-5331 Fax: Email: david.harper@colliers.com Federal ID No.: Broker DRE License #: 01908588 Agent DRE License #: 00880644 BROKER Horizon Resources, Inc. An: Nehal Wadhwa Title: Address: 2260 Rutherford Road, Suite 211, San Diego, CA 92008 Phone: (760)69 2-5205 Fax: Email: Nehal@horizonresourcesinc.com Federal ID No.: Broker DRE License #: Agent DRE License #: AIR CRE * hps://www.aircre.com * 2136878777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wring. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A 7/23/2021 | 1:02 PDT DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C 7/24/2021 | 8:13 PDT

Lease Addendum Page 1 ______ ______ INITIALS ______ ______ INITIALS ADDENDUM TO AIR COMMERCIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE – NET This Addendum to AIR Commercial Real Estate Association Standard Industrial/Commercial Single-Tenant Lease - Net (“Addendum”) is made and entered into to be effective as of this 22nd day of July, 2021, by and between Thornmint 13, LLC, a California limited liability company (“Lessor”) and BioArkive, Inc., a California corporation (“Lessee”). RECITALS WHEREAS, Lessor and Lessee have entered into that certain AIR Commercial Real Estate Association Standard Industrial/Commercial Single-Tenant Lease – Net between them of even date herewith (the “Lease”), concerning that certain real property in San Diego, California, commonly known as 10864 Thornmint, California 92127 consisting of an approximately 38,613 square foot single tenant industrial building; WHEREAS, the parties wish to amend certain matters set forth in the Lease, and accordingly execute this Addendum. OPERATIVE PROVISIONS NOW, THEREFORE, in consideration of the foregoing Recitals, which Recitals are incorporated herein by this reference, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the mutual covenants contained herein, the parties hereto agree as follows: 51. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease. 52. Conflicts. In the event of any conflict between the provisions of this Addendum and the provisions of the Lease, this Addendum shall control. 53. Early Possession Date (Section 1.4). Section 1.4 of the Lease shall be deleted in its entirety and shall be replaced with the following: “If the Premises are available, Lessee may have non-exclusive possession of the Premises commencing upon the occurrence of all of the following: (i) execution of the Lease and this Addendum by Lessor and Lessee, (ii) Lessee’s payment to Lessor of the amount set forth in Section 1.6(e) of the Lease, and (iii) Lessee’s delivery to Lessor of a certificate of general liability insurance in the amount set forth in the Lease. Lessor to pay no penalty for delay in occupancy.” DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 2 ______ ______ INITIALS ______ ______ INITIALS 54. (a) Rent Escalation. The Base Rent, as set forth in Section 1.6(a) of the Lease shall be payable, and shall increase, as follows: Year 01: 10/01/21 – 10/31/21: $55,990.00 NNN 11/01/21 – 09/31/22: $27,995.00 NNN (subject to Section 54(b) below) Year 02: 10/01/22 – 12/31/22: $28,835.00 NNN (subject to Section 54(b) below) 01/01/22 – 09/30/23: $57,670.00 NNN Year 03: 10/01/23 – 09/30/24: $59,400.00 NNN Year 04: 10/01/24 – 09/30/25: $61,182.00 NNN Year 05: 10/01/25 – 09/30/26: $63,017.00 NNN Year 06: 10/01/26 – 09/30/27: $64,908.00 NNN Year 07: 10/01/27 – 09/30/28: $66,855.00 NNN Year 08: 10/01/28 – 09/30/29: $68,861.00 NNN Year 09: 10/01/29 – 09/30/30: $70,926.00 NNN Year 10: 10/01/30 – 09/30/31: $73,054.00 NNN Year 11: 10/01/31 – 04/30/32: $75,246.00 NNN (b) Rental Abatement. Notwithstanding anything to the contrary contained in the Lease, and provided that Lessee faithfully performs all of the terms and conditions of the Lease, Lessor hereby agrees to abate Lessee's obligation to pay half of the Base Rent for the months of November 2021 through December 2022. During such abatement period, Lessee shall still be responsible for the payment of all of its other monetary obligations under the Lease. In the event of a default by Lessee under the terms of the Lease that results in early termination pursuant to the provisions of Section 13.1 of the Lease, then as part of the recovery set forth in Section 13.2, Lessor shall be entitled to the recovery of the Base Rent that was abated under the provisions of this Section 54. The amount of Base Rent to be abated pursuant to this Section 54 may be referred to herein as the "Abated Rent Amount." Notwithstanding the foregoing or anything to the contrary contained herein, upon written notice to Lessee, Lessor shall have the option to satisfy all or any portion of Lessee's Abated Rent Amount by paying such amount to Lessee, in which case the amount so paid to Lessee shall nullify an equivalent amount of abatement of Lessee's Base Rent as to the period so designated by Lessor in Lessor's written notice to Lessee. 55. Option to Extend the Lease. Lessee shall have the right and option to renew the Lease ("Renewal Option") for one (1) additional period of ten (10) years (the "Option Term"); provided, however, the Renewal Option is contingent upon the following: (i) Lessee is not in default beyond any applicable notice and cure period provided for herein at the time Lessee gives Lessor notice of Lessee's intention to exercise the Renewal Option; (ii) upon the Expiration Date, Lessee has no outstanding default beyond any applicable notice and cure period provided for herein; (iii) no event has occurred that upon notice or the passage of time would constitute a default; and (iv) Lessee is occupying the Premises. Following the expiration of the Option Term, Lessee shall have no further right to renew the Lease. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 3 ______ ______ INITIALS ______ ______ INITIALS Lessee shall exercise the Renewal Option by giving Lessor notice at least nine (9) months, but not more than twelve (12) months, prior to the Expiration Date. If Lessee fails to give notice to Lessor prior to such nine (9) month period or provides written notice more than twelve (12) months prior to the Expiration Date, then Lessee shall forfeit the Renewal Option. If Lessee exercises timely the Renewal Option, then during the Option Term, Lessor’s and Lessee’s respective rights, duties and obligations shall be governed by the terms and conditions of the Lease, except as provided otherwise herein. Time is of the essence in exercising the Renewal Option. If Lessee exercises timely the Renewal Option, then during the Option Term, all references to the term “Term”, as used in the Lease, shall mean the “Option Term”. The Minimum Base Rent for the Option Term shall be the Fair Market Rental Rate. The term "Fair Market Rental Rate" shall mean an amount equal to the greater of the Minimum Base Rent applicable for the Premises during the last year of the Term and the market rental rate for the time period such determination is being made for similar Flex/R&D/Corporate buildings with equivalent parking in the Rancho Bernardo, California area within a five (5) mile radius, to include rental rate, rent increase (the "AREA") of comparable condition and of equivalent quality, size, utility, and location. Lessor shall deliver to Lessee notice of the Fair Market Rental Rate (the "FMR Notice") for the Premises for the Option Term within ten (10) days after Lessee exercises the Option. If Lessee disagrees with Lessor's assessment of the Fair Market Rental Rate specified in the FMR Notice, then it shall so notify Lessor in writing within ten (10) days after delivery of the FMR Notice; otherwise, the rate set forth in the FMR Notice shall be the Fair Market Rental Rate. If Lessee timely delivers to Lessor notice that Lessee disagrees with Lessor's assessment of the Fair Market Rental Rate, then Lessor and Lessee shall meet to attempt to determine the Fair Market Rental Rate. If Lessee and Lessor are unable to agree on such Fair Market Rental Rate within ten (10) days after Lessee notifies Lessor of Lessee's disagreement with Lessor's assessment thereof, then Lessor and Lessee shall each appoint an independent real estate appraiser with an MAI designation and with at least ten (10) years' commercial real estate appraisal experience in the AREA market. The two appraisers shall then, within ten (10) days after their designation, select an independent third appraiser with like qualifications. Within twenty (20) days after the selection of the third appraiser, a majority of the appraisers shall determine the Fair Market Rental Rate. If a majority of the appraisers is unable to agree upon the Fair Market Rental Rate by such time, then the two (2) closest appraisals shall be averaged and the average will be the Fair Market Rental Rate. Lessee and Lessor shall each bear the entire cost of the appraiser selected by it and shall share equally the cost of the third appraiser. In no event shall the Fair Market Rental Rate be less than one hundred three percent (103%) of the Minimum Base Rent applicable for the Premises during the last year of the Term, together with a minimum of three percent (3%) annual increases to the Minimum Base Rent. If Lessee has exercised the Renewal Option and the Fair Market Rental Rate for the applicable Option Term has not been determined as provided herein by the time that Rent for the applicable Option Term is to commence in accordance with the terms hereof, then Lessee shall pay Rent for the applicable Option Term based on the Fair Market Rental DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 4 ______ ______ INITIALS ______ ______ INITIALS Rate proposed by Lessor pursuant to the terms hereof until such time as the Fair Market Rental Rate has been so determined, at which time appropriate cash adjustments shall be made between Lessor and Lessee such that Lessee is charged Rent based on the Fair Market Rental Rate (as finally determined pursuant to the terms hereof) for the Option Term. 56. Broker Commission. Section 1.9(b) and Section 15 of the Lease shall be deleted in their entirety and Section 1.9(b) shall be replaced with the following: “Lessor shall pay a brokerage commission to Lessor’s broker pursuant to a separate agreement between them.” 57. Lessor Warranty. The warranty described in Section 2.2 of the Lease is hereby modified to provide that Lessor shall warranty the Premises’ roof, mechanical, electrical and plumbing systems for the initial thirty-six (36) months of the Lease Term; provided, however, Lessee shall remain fully responsible for any and all costs and expenses related to such systems caused by the negligence or willful misconduct of Lessee. 58. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations. The following is hereby added to Section 7 of the Lease: Notwithstanding anything in Section 7 of the Lease to the contrary: (1) Starting in year four (4) of the Lease Term, Lessee’s responsibility for repairs to the Premises’ HVAC system (not including the cost of the Service Contracts referenced in Section 7.1(b) of the Lease) shall be capped at Five Thousand Dollars ($5,000.00) per Lease year on a non- cumulative basis (i.e., the Five Thousand Dollar ($5,000.00) cap on the Premises’ HVAC system repairs shall reset each Lease year). Anything over the cap, Landlord will pay. (2) Starting in year four (4) of the Lease Term, Lessee’s responsibility for repairs to the Premises’ roof (including, without limitation, roof support system, roof membrane, and roof drainage systems) shall be capped at Three Thousand Five Hundred Dollars ($3,500.00) per Lease year on a non-cumulative basis (i.e., the Three Thousand Five Hundred Dollar ($3,500.00) cap on the Premises’ roof shall reset each Lease year). Anything over the cap, Landlord will pay. (3) Lessee shall be solely responsible for any and all costs and expenses incurred in connection with the sealing and re-painting of the Premises’ parking lot once during the Lease Term and once during any Option Term. (4) Lessee shall not be responsible for painting the outside of the Building. (5) If, and to the extent, an item described in Section 7.1(b) of the Lease cannot be repaired other than at a cost in excess of twenty-five percent (25%) of the replacement cost of such item then, in such event, the item DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 5 ______ ______ INITIALS ______ ______ INITIALS shall be replaced by Lessor, and the cost thereof shall be prorated between Lessor and Lessee such that Lessee shall only be obligated to pay, each month during the remainder of the Lease Term and any Option Term, on the same date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e., 1/144th of the replacement cost per month remaining in the Lease Term and any applicable Option Term). 59. Utilities, Services and Operating Expenses. The following is hereby added to Section 11 of the Lease: “The utilities, services and other operating expenses for the Building are currently running approximately $0.31/SF. Lessee shall pay one hundred percent (100%) of such utilities, services and other operating expenses for the Building including, but not limited to real property taxes, insurance, property management (currently running three percent (3%)), association costs, maintenance, including repairs and servicing of HVAC, and fire sprinkler systems, property management, and security costs. Following the written agreement between Lessor and Lessee some of these costs may be paid directly and others are charged on an estimated monthly basis.” 60. Signage. Lessee shall have all sign rights pertaining to the Premises and the Building including any monument sign at the street, if any, and shall pay all costs of design, fabrication and installation, and eventual removal upon expiration or earlier termination of the Lease, all at Lessee’s sole expense. Prior to installation of any signs or signage of any kind, Lessee shall submit plans therefor to Lessor for approval (which may be granted, withheld, conditioned or delayed in Lessor’s sole discretion). Thereafter, Lessee shall obtain any and all required approvals by the 4-S Ranch Business Park Corporation and/or County, again at Lessee’s sole expense. 61. Tenant Improvements. Tenant Improvements for the Building shall be constructed and paid for as set forth in the Work Letter Agreement attached hereto as Exhibit “A” and which is incorporated herein by this reference as set forth in full. 62. Rent Paid In Advance. Notwithstanding anything contained in the Lease to the Contrary, all Rent (including Base Rent and any other monetary obligations of the Lessee) shall be payable in advance on the first day of each calendar month together with the Base Rent. 63. Disclosure of Agency Relationship. Section 25 of the Lease is hereby deleted in its entirety. 64. Certified Access Specialist. Section 50(a) of the Lease is hereby deleted in its entirety and hereby replaced with the following: Lessor hereby advises Lessee that the Premises and the Building have not undergone an inspection by a certified access specialist. The following disclosure is hereby made pursuant to applicable California law: DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 6 ______ ______ INITIALS ______ ______ INITIALS “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premise comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree upon the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” 65. Use Restrictions. The following uses, operations and associated equipment are not allowed without Lessor’s prior written consent, which consent may be withheld, conditioned, or delayed in Lessor’s sole and absolute discretion: a. Electroplating processes; b. Chemical etching processes; c. Paint booths; d. Open chemical cleaning systems; e. Punch press operations; f. Open mills and lathes (15 hp and above); g. Turret lathe processes; h. Metal spray processes; i. Freon cleaning processes; j. Equipment that requires “through” bolting to the concrete floor; and k. Fixture welding processes. 66. Title 24 Modifications. Lessee intends to have a generator installed at the Premises within the first year of the Lease Term. In the event that a permit application submitted to the County by Lessee within the first year of the Lease Term related to the installation of a generator at the Premises results in a requirement by the County to modify the Premises to comply with Title 24 of the California Code of Regulations (whether pertaining to physical access regulations or energy efficiency regulations), the following shall apply: (a) Lessee shall be responsible for that portion of the cost of the modifications to the Premises that relate directly to the installation of a generator at the Premises; and (b) Lessor shall be responsible for that portion of the cost of the modifications to the Premises, if any, that do not relate directly to the installation of a DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 7 ______ ______ INITIALS ______ ______ INITIALS generator at the Premises. Landlord shall have no liability or responsibility to make any repairs or modifications to the Premises or the Building to comply with Title 24 of the California Code of Regulations (either for physical access or energy efficiency issues or conditions) arising from any permit application submitted to the County by Lessee after the first year of the Lease Term. IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date and year first above written. “LESSOR” THORNMINT 13, LLC, a California limited liability company By: ____________________________ By: ____________________________ John Weersing, Member Rebecca Weersing, Member Date: ____________________________ Date: ____________________________ “LESSEE” BIOARKIVE, INC., a California corporation By: ____________________________ By: ____________________________ Brett Hall, CFO Praveen Nair, CEO Date: ____________________________ Date: ____________________________ DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A 7/23/2021 | 1:02 PDT 7/23/2021 | 2:54 PDT DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C 7/24/2021 | 8:13 PDT 7/25/2021 | 1:16 PDT

Floor Change + Ceiling Tile Carpet to tile or polished concrete New Laminate/Carpet Exhibits To Lease Exhibit ‘A” Security Camera System DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Keycard Access 2 1 3 4 5 6 7 8 9 10 11 12 13 14 Exhibits To Lease Exhibit ‘A” Lab Casework Casework, no shelf Casework, with shelf Tissue culture Room Main Lab Sink Relocating Doors DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Exhibits To Lease Exhibit ‘A” DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

REVISION DATE SHEET NUMBER SIDE MARK: © Copyright 2009 OMNI Pacific. All ideas, designs, layouts and plans depicted by this drawing are the property of OMNI Pacific. These drawings were created, evolved and developed for use in connection with the specified project only and shall not be used or disclosed in any manner to any person, firm or corporation for any purpose whatsoever without the express written consent of OMNI Pacific. Written dimensions on these drawings shall have precedence over scaled dimensions. Dealer shall be responsible for the verification of all dimensions and conditions on the job, and OMNI Pacific must be notified of any as-built variations from the dimensions listed on these drawings. PROJECT: OMNI DESIGNER: NOT TO SCALE SCALE: DEALER: ORIGINAL DATE: QUOTE NUMBER: DEALER/CLIENT SIGNOFF: THORNMINT CT DEALER 05/27/2021 A-1 REV1 - TT 06/24/2021 505 RALEIGH AVENUE EL CAJON, CA 92020 619-579-6664 TEL 619-579-2705 FAX LABORATORY FURNISHINGS FIT - OUT OE6856 REV2 - TT 07/08/2021 TT 145 1/2" 69" 146" 174" 60" 106" 84" 241" 74" 104" 62 3/4" 110 1/16" 172 13/16" 146" 254 3/8" 60" 60" MAIN LABORATORY TISSUE CULTURE EQUIPMENT 1 EQUIPMENT 3 EQUIPMENT 4 KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO KO EQUIPMENT 2 KO 1 2 3 4 5 PARTIAL FLOOR PLAN Exhibits To Lease Exhibit ‘A” REVISION DATE SHEET NUMBER SIDE MARK: © Copyright 2009 OMNI Pacific. All ideas, designs, layouts and plans depicted by this drawing are the property of OMNI Pacific. These drawings were created, evolved and developed for use in connection with the specified project only and shall not be used or disclosed in any manner to any person, firm or corporation for any purpose whatsoever without the express written consent of OMNI Pacific. Written dimensions on these drawings shall have precedence over scaled dimensions. Dealer shall be responsible for the verification of all dimensions and conditions on the job, and OMNI Pacific must be notified of any as-built variations from the dimensions listed on these drawings. PROJECT: OMNI DESIGNER: NOT TO SCALE SCALE: DEALER: ORIGINAL DATE: QUOTE NUMBER: DEALER/CLIENT SIGNOFF: THORNMINT CT DEALER 05/27/2021 A-2 REV1 - TT 06/24/2021 505 RALEIGH AVENUE EL CAJON, CA 92020 619-579-6664 TEL 619-579-2705 FAX LABORATORY FURNISHINGS FIT - OUT OE6856 REV2 - TT 07/08/2021 TT (2) DROP-IN EPOXY SINKS W/ (2) HWCW MIXING VALVES & (1) DRENCH HOSE MAIN LABORATORY DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

REVISION DATE SHEET NUMBER SIDE MARK: © Copyright 2009 OMNI Pacific. All ideas, designs, layouts and plans depicted by this drawing are the property of OMNI Pacific. These drawings were created, evolved and developed for use in connection with the specified project only and shall not be used or disclosed in any manner to any person, firm or corporation for any purpose whatsoever without the express written consent of OMNI Pacific. Written dimensions on these drawings shall have precedence over scaled dimensions. Dealer shall be responsible for the verification of all dimensions and conditions on the job, and OMNI Pacific must be notified of any as-built variations from the dimensions listed on these drawings. PROJECT: OMNI DESIGNER: NOT TO SCALE SCALE: DEALER: ORIGINAL DATE: QUOTE NUMBER: DEALER/CLIENT SIGNOFF: THORNMINT CT DEALER 05/27/2021 A-3 REV1 - TT 06/24/2021 505 RALEIGH AVENUE EL CAJON, CA 92020 619-579-6664 TEL 619-579-2705 FAX LABORATORY FURNISHINGS FIT - OUT OE6856 REV2 - TT 07/08/2021 TT TISSUE CULTURE Exhibits To Lease Exhibit ‘A” REVISION DATE SHEET NUMBER SIDE MARK: © Copyright 2009 OMNI Pacific. All ideas, designs, layouts and plans depicted by this drawing are the property of OMNI Pacific. These drawings were created, evolved and developed for use in connection with the specified project only and shall not be used or disclosed in any manner to any person, firm or corporation for any purpose whatsoever without the express written consent of OMNI Pacific. Written dimensions on these drawings shall have precedence over scaled dimensions. Dealer shall be responsible for the verification of all dimensions and conditions on the job, and OMNI Pacific must be notified of any as-built variations from the dimensions listed on these drawings. PROJECT: OMNI DESIGNER: NOT TO SCALE SCALE: DEALER: ORIGINAL DATE: QUOTE NUMBER: DEALER/CLIENT SIGNOFF: THORNMINT CT DEALER 05/27/2021 A-4 REV1 - TT 06/24/2021 505 RALEIGH AVENUE EL CAJON, CA 92020 619-579-6664 TEL 619-579-2705 FAX LABORATORY FURNISHINGS FIT - OUT OE6856 REV2 - TT 07/08/2021 TT EQUIPMENT 1 DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

REVISION DATE SHEET NUMBER SIDE MARK: © Copyright 2009 OMNI Pacific. All ideas, designs, layouts and plans depicted by this drawing are the property of OMNI Pacific. These drawings were created, evolved and developed for use in connection with the specified project only and shall not be used or disclosed in any manner to any person, firm or corporation for any purpose whatsoever without the express written consent of OMNI Pacific. Written dimensions on these drawings shall have precedence over scaled dimensions. Dealer shall be responsible for the verification of all dimensions and conditions on the job, and OMNI Pacific must be notified of any as-built variations from the dimensions listed on these drawings. PROJECT: OMNI DESIGNER: NOT TO SCALE SCALE: DEALER: ORIGINAL DATE: QUOTE NUMBER: DEALER/CLIENT SIGNOFF: THORNMINT CT DEALER 05/27/2021 A-5 REV1 - TT 06/24/2021 505 RALEIGH AVENUE EL CAJON, CA 92020 619-579-6664 TEL 619-579-2705 FAX LABORATORY FURNISHINGS FIT - OUT OE6856 REV2 - TT 07/08/2021 TT EQUIPMENT 2 Exhibits To Lease Exhibit ‘A” REVISION DATE SHEET NUMBER SIDE MARK: © Copyright 2009 OMNI Pacific. All ideas, designs, layouts and plans depicted by this drawing are the property of OMNI Pacific. These drawings were created, evolved and developed for use in connection with the specified project only and shall not be used or disclosed in any manner to any person, firm or corporation for any purpose whatsoever without the express written consent of OMNI Pacific. Written dimensions on these drawings shall have precedence over scaled dimensions. Dealer shall be responsible for the verification of all dimensions and conditions on the job, and OMNI Pacific must be notified of any as-built variations from the dimensions listed on these drawings. PROJECT: OMNI DESIGNER: NOT TO SCALE SCALE: DEALER: ORIGINAL DATE: QUOTE NUMBER: DEALER/CLIENT SIGNOFF: THORNMINT CT DEALER 05/27/2021 A-6 REV1 - TT 06/24/2021 505 RALEIGH AVENUE EL CAJON, CA 92020 619-579-6664 TEL 619-579-2705 FAX LABORATORY FURNISHINGS FIT - OUT OE6856 REV2 - TT 07/08/2021 TT NOTE: ELECTRIC PANEL BOARD, VERIFY CLEARANCES PER CODE BY OTHERS EQUIPMENT 3 DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

REVISION DATE SHEET NUMBER SIDE MARK: © Copyright 2009 OMNI Pacific. All ideas, designs, layouts and plans depicted by this drawing are the property of OMNI Pacific. These drawings were created, evolved and developed for use in connection with the specified project only and shall not be used or disclosed in any manner to any person, firm or corporation for any purpose whatsoever without the express written consent of OMNI Pacific. Written dimensions on these drawings shall have precedence over scaled dimensions. Dealer shall be responsible for the verification of all dimensions and conditions on the job, and OMNI Pacific must be notified of any as-built variations from the dimensions listed on these drawings. PROJECT: OMNI DESIGNER: NOT TO SCALE SCALE: DEALER: ORIGINAL DATE: QUOTE NUMBER: DEALER/CLIENT SIGNOFF: THORNMINT CT DEALER 05/27/2021 A-7 REV1 - TT 06/24/2021 505 RALEIGH AVENUE EL CAJON, CA 92020 619-579-6664 TEL 619-579-2705 FAX LABORATORY FURNISHINGS FIT - OUT OE6856 REV2 - TT 07/08/2021 TT EQUIPMENT 4 Exhibits To Lease Exhibit ‘A” DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 8 ______ ______ INITIALS ______ ______ INITIALS EXHIBIT “A” WORK LETTER AGREEMENT THIS WORK LETTER AGREEMENT (“Work Letter Agreement”) is entered into as of the ________ day of July, 2021 by and between Thornmint 13, LLC, a California limited liability company (“Lessor”), and BioArkive, Inc., a California corporation (collectively, “Lessee”). RECITALS A. Concurrently with the execution of this Work Letter Agreement, Lessor and Lessee have entered into a lease (the “Lease”) covering certain premises (the “Premises”) more particularly described in the Lease. All terms not defined herein have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference. B. In order to induce Lessee to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Lessor and Lessee agree as follows: OPERATIVE PROVISIONS 1. LESSEE IMPROVEMENTS. As used in the Lease and this Work Letter Agreement, the term “Tenant Improvements”, “Lessee Improvements” or “Lessee Improvement Work” or “Lessee’s Work” means those items of general Lessee improvement construction shown on the Final Plans (described in Section 4 below). Lessee shall complete the Lessee Improvements on or before August 1, 2022. 2. WORK SCHEDULE. Prior to commencing construction, Lessee will deliver to Lessor for Lessor’s review and approval, a schedule (“Work Schedule”) which will set forth the timetable for the planning and completion of the installation of the Lessee Improvements. 3. CONSTRUCTION REPRESENTATIVES. Lessor hereby appoints the following person(s) as Lessor’s representative (collectively, “Lessor’s Representative”) to act for Lessor in all matters covered by this Work Letter Agreement: Charles Baber. Lessee hereby appoints the following person(s) as Lessee’s representative (“Lessee’s Representative”) to act for Lessee in all matters covered by this Work Letter Agreement: Praveen Nair. All communications with respect to the matters covered by this Work Letter Agreement are to be made to Lessor’s Representative or Lessee’s Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 9 ______ ______ INITIALS ______ ______ INITIALS 4. LESSEE IMPROVEMENT PLANS (a) Preparation of Space Plans. In accordance with the Work Schedule, Lessor agrees to meet with Lessee’s space planner at a mutually agreeable location in San Diego, California (or other location acceptable to Lessor), for the purpose of promptly reviewing preliminary space plans for the layout of the Premises prepared by Lessee (“Space Plans”). The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Lessee Improvements only therein and are to be submitted to Lessor in accordance with the Work Schedule for Lessor’s approval. If Lessor reasonably disapproves any aspect of the Space Plans, Lessor will advise Lessee in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Lessee will then submit to Lessor for Lessor’s approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Lessor. Space plans will be sufficient for the cosmetic work and minor modifications to the interior of the Building. (b) Preparation of Final Plans. Based on the approved Space Plans, and in accordance with the Work Schedule, Lessee’s architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings only for the back-up generator proposed as a part of the Lessee Improvements for the Premises (collectively, the “Final Plans”). The Final Plans will show (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including window coverings, carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and (c) all other specifications for the Lessee Improvements. The Final Plans will be submitted to Lessor for signature to confirm that they are consistent with the Space Plans. If Lessor reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Lessor agrees to advise Lessee in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Lessee will then cause Lessee’s architect to redesign the Final Plans incorporating the revisions reasonably requested by Lessor so as to make the Final Plans consistent with the Space Plans. (c) Requirements of Lessee’s Final Plans. Lessee’s Final Plans will include locations and complete dimensions, and the back-up generator proposed as a part of the Lessee Improvements, as shown on the Final Plans, and will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) if not comprised of the Building standards set forth in the written description thereof (the “Standards”), then compatible with and of at least equal quality as the Standards and approved by Lessor; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building service beyond the level normally provided to other Lessees in the Building and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Lessor for the Building, as determined by Lessor in its reasonable but subjective discretion. (d) Submittal of Final Plans. Once approved by Lessor and Lessee, Lessee’s architect will submit the Final Plans for the back-up generator proposed as a part of the Lessee DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 10 ______ ______ INITIALS ______ ______ INITIALS Improvements to the appropriate governmental agencies for plan checking and the issuance of a building permit. Lessee’s architect, with Lessor’s cooperation, will make any changes to the Final Plans, which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans, no further changes may be made without the prior written approval of both Lessor and Lessee, and then only after agreement by Lessee to pay any excess costs resulting from the design and/or construction of such changes. (e) Changes to Shell of Building. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Building shell, the increased cost of the Building shell work caused by such changes will be paid for by Lessee or charged against the “Allowance” described in Section 5 below. (f) Work Cost Estimate and Statement. Prior to the commencement of construction of any of the Lessee Improvements shown on the Final Plans, Lessee will submit to Lessor a written estimate of the cost to complete the Lessee Improvement Work, which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the County in which the Premises are located (the “Work Cost Estimate”). Lessor will either approve the Work Cost Estimate or disapprove specific items and submit to Lessee revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Lessor’s approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the ‘Work Cost Statement”), Lessee will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Section 6 hereof. If the total costs reflected in the Work Cost Statement exceed the Allowance described in Section 5 below, Lessee agrees to pay such excess. 5. PAYMENT FOR THE LESSEE IMPROVEMENTS (a) Allowance. Lessor hereby grants to Lessee a Lessee improvement allowance of Five Hundred Eighty Thousand and No/100 Dollars ($580,000.00) (the “Allowance”). The Allowance is to be used only for: (i) Construction of the Lessee Improvements, including, without limitation, the following: (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items; (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises (including, without limitation, a backup generator); (cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning; DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 11 ______ ______ INITIALS ______ ______ INITIALS (dd) Any additional improvements to the Premises required for Lessee’s use of the Premises including, but not limited to, window coverings, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements including case work for the laboratories; (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises; (ff) All plumbing, fixtures, pipes and accessories necessary for the Premises; (gg) Testing and inspection costs; and (gg) Fees for the contractor and Lessee improvement coordinator including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Lessee Improvements. (b) Excess Costs. The cost of each item referenced in Section 5(a) above shall be charged against the Allowance. If the work cost exceeds the Allowance, Lessee shall be solely responsible for payment of all excess costs, including the Construction Administration Fee, which fee shall be paid to Lessor within five (5) business days after invoice therefor. In no event will the Allowance be used to pay for Lessee’s furniture, artifacts, equipment, telephone systems or any other item of personal property, which is not affixed, to the Premises. (c) Changes. Any changes to the Final Plans will be approved by Lessor and Lessee in the manner set forth in Section 4 above. Lessee shall be solely responsible for any additional costs associated with such changes including the Construction Administration Fee, which fee shall be paid to Lessor within five (5) business days after invoice therefor. Lessor will have the right to decline Lessee’s request for a change to the Final Plans if such changes are inconsistent with the provisions of Section 4 above. (d) Governmental Cost Increases. If increases in the cost of the Lessee Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency or the 4-S Business Park Corporation, Lessee shall be solely responsible for such additional costs including the Construction Administration Fee, which fee shall be paid to Lessor within five (5) business days after invoice therefor; provided, however, that Lessor will first apply toward any such increase any remaining balance of the Allowance. (e) Unused Allowance Amounts. Any unused portion of the Allowance upon completion of the Lessee Improvements will not be refunded to Lessee or be available to Lessee as a credit against any obligations of Lessee under the Lease. (f) Disbursement of the Allowance. Provided Lessee is not in default following the giving of notice and passage of any applicable cure period under the Lease or this Work Letter Agreement, Lessor shall disburse the Allowance to Lessee in the form of a two party check payable to the Contractor/vendor and Lessee to pay construction costs which Lessee incurs in connection with the construction of the Lessee Improvements in accordance with the following: DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 12 ______ ______ INITIALS ______ ______ INITIALS (i) Twenty-five percent (25%) of the Allowance shall be disbursed to Lessee when Lessor shall have received “Evidence of Completion and Invoice” as to fifty percent (50%) of Lessee’s Work having been completed and as described hereinbelow; (ii) Fifty percent (50%) of the Allowance shall be disbursed to Lessee when Lessor shall have received “Evidence of Completion and Invoice” as to seventy-five percent (75%) of Lessee’s Work having been completed and as described hereinbelow; (iii) Fifteen percent (15%) of the Allowance shall be disbursed to Lessee when Lessor shall have received “Evidence of Completion and Invoice” as to ninety percent (90%) of Lessee’s Work having been completed and as described hereinbelow; (iv) The final ten percent (10%) of the Allowance shall be disbursed to Lessee when Lessor shall have received “Evidence of Completion and Invoice” as to one hundred percent (100%) of Lessee’s Work having been completed and as described hereinbelow and satisfaction of the items described in subparagraph (vi) below; (v) As to each phase of completion of Lessee’s Work described in subparagraphs (i) through (iv) above, the appropriate portion of the Allowance shall be disbursed to Lessee when Lessor has received the following “Evidence of Completion and Invoice”: (A) Lessee has delivered to Lessor a draw request (“Draw Request”) in a form satisfactory to Lessor and Lessor’s lender with respect to the Improvements specifying that the requisite portion of Lessee’s Work has been completed, together with invoices, receipts and bills evidencing the costs and expenses set forth in such Draw Request and evidence of payment by Lessee for all costs which are payable in connection with such Lessee’s Work covered by the Draw Request. The Draw Request shall constitute a representation by Lessee that the Lessee’s Work identified therein has been completed in a good and workmanlike manner and in accordance with the Final Plans and the Work Schedule and has been invoiced; (B) Lessee has delivered to Lessor such other evidence of the absence of any liens generated by such portions of the Lessee’s Work as may be required by Lessor (i.e., either unconditional lien releases in accordance with California Civil Code Section 8132 or release bond(s) in accordance with California Civil Code Section 8424); (C) Lessor or Lessor’s architect (or qualified space planner) or construction representative has inspected the Lessee Improvements and determined that the portion of Lessee’s Work covered by the Draw Request has been completed in a good and workmanlike manner; (D) Allowance shall be disbursed within 10 days of receiving the Draw Request and verification of that the work has been completed in a good workmanlike manner. (vi) The final disbursement of the balance of the Allowance shall be disbursed to Lessee only when Lessor has received Evidence of Completion and Invoice as to all of Lessee’s Work as provided hereinabove and the following conditions have been satisfied: DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 13 ______ ______ INITIALS ______ ______ INITIALS (a) Thirty-five (35) days shall have elapsed following the filing of a valid notice of completion by Lessee for the Lessee Improvements; (b) Lessee has delivered to Lessor: (i) properly executed mechanics lien releases from all of Lessee’s contractors, agents and suppliers in compliance with California law, which lien releases shall be conditional with respect to the then-requested payment amounts and unconditional with respect to payment amounts previously disbursed by Lessor; (ii) an application and certificate for payment in compliance with California law signed by Lessee’s architect with regards only to the back-up generator proposed as a part of the Lessee Improvements; (iii) original stamped building permit plans with regards only to the back-up generator proposed as a part of the Lessee Improvements; (iv) copy of the building permit for the back-up generator proposed as a part of the Lessee Improvements; (v) original stamped building permit inspection card with all final sign-offs only for the back-up generator proposed to be a part of the Lessee Improvements; (vi) a reproducible copy (in a form approved by Lessor) of the “as-built” drawings for the back-up generator proposed as a part of the Lessee Improvements; (vii) one year warranty letters from Lessee’s contractors; (viii) manufacturer’s warranties and operating instructions; and (ix) an acceptance of the Premises signed by Lessee; (c) Lessor has determined that no work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other Lessee’s use of such other Lessee’s leased premises in the Building; (d) The satisfaction of any other requirements or conditions which may be required or imposed by Lessor’s lender with respect to the construction of the Lessee Improvements; and (e) Lessee has delivered to Lessor evidence satisfactory to Lessor that all construction costs in excess of the Allowance have been paid for by Lessee. Notwithstanding anything to the contrary contained hereinabove, all disbursements of the Allowance shall be subject to the prior deduction of the portion of the Construction Administration Fee allocable to the Lessee Improvements described in the applicable Draw Request. (g) Books and Records. At its option, Lessor, at any time within three (3) years after final disbursement of the Allowance to Lessee, and upon at least ten (10) days prior written notice to Lessee, may cause an audit to be made of Lessee’s books and records relating to Lessee’s expenditures in connection with the construction of the Lessee Improvements. Lessee shall maintain complete and accurate books and records in accordance with generally accepted accounting principles of these expenditures for at least three (3) years. Lessee shall make available to Lessor’s auditor at the Premises within ten (10) business days following Lessor’s notice requiring the audit, all books and records maintained by Lessee pertaining to the construction and completion of the Lessee Improvements. In addition to all other remedies which Lessor may have pursuant to the Lease, Lessor may recover from Lessee the reasonable cost of DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 14 ______ ______ INITIALS ______ ______ INITIALS its audit if the audit discloses that Lessee falsely reported to Lessor expenditures which were not in fact made or falsely reported a material amount of any expenditure or the aggregate expenditures. 6. CONSTRUCTION OF LESSEE IMPROVEMENTS. Following Lessor’s approval of the Final Plans and the Work Cost Statement described in Section 4(f) above, Lessee’s contractor (selected as provided in Paragraph 9(n)) will commence and diligently proceed with the construction of the Lessee Improvements. Lessee shall use diligent efforts to cause its contractor to complete the Lessee Improvements in a good and workmanlike manner in accordance with the Final Plans and the Work Schedule. Lessee agrees to use diligent efforts to cause construction of the Lessee Improvements to commence promptly following the issuance of a building permit for the Lessee Improvements. Lessor shall have the right to enter upon the Premises to inspect Lessee’s construction activities following reasonable advance notice Lessee. No used materials may be used in constructing the Lessee Improvements without Lessor prior written consent. 7. DELIVERY OF POSSESSION; TERM AND RENT COMMENCEMENT DATE (a) Delivery of Possession. Lessor agrees to use its commercially reasonable efforts to deliver possession of the Premises to Lessee on or before August 1, 2021 (the “Scheduled Turnover Date”). Lessee agrees that if Lessor is unable to deliver possession of the Premises to Lessee on or prior to the Scheduled Turnover Date specified in the Basic Lease Information section of the Lease, the Lease will not be void or voidable, nor will Lessor be liable to Lessee for any loss or damage resulting therefrom. The actual date upon which Lessor turns over possession of the Premises to Lessee is the “Turnover Date.” (b) Term Commencement Date. The Term of the Lease and Lessee’s obligation to pay rent will commence upon the earlier of substantial completion of the Lessee Improvements (as defined below in Paragraph 8(c)) below or October 1, 2021 (the “Term Commencement Date” and “Rent Commencement Date”). (c) Substantial Completion; Punch list. For purposes of Section 8(b) above, the Lessee Improvements will be deemed to be “substantially completed” when Lessee’s contractor certifies in writing to Lessor and Lessee that Lessee has substantially performed all of the Lessee Improvement Work required to be performed by Lessee under this Work Letter Agreement, other than decoration and minor “punch list” type items and adjustments which do not materially interfere with Lessee’s use of the Premises. Within ten (10) days after receipt of such certificate, Lessee and Lessor will conduct a walk-through inspection of the Premises and Lessor shall provide to Lessee a written punch list specifying those decoration and other punch list items which require completion, which items Lessee will thereafter diligently complete. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 15 ______ ______ INITIALS ______ ______ INITIALS 8. MISCELLANEOUS CONSTRUCTION COVENANTS (a) No Liens. Lessee shall not allow the Lessee Improvements or the Building or any portion thereof to be subjected to any mechanic’s, materialmen’s or other liens or encumbrances arising out of the construction of the Lessee Improvements. (b) Diligent Construction. Lessee will promptly, diligently and continuously pursue construction of the Lessee Improvements to successful completion in full compliance with the Final Plans the Work Schedule and this Work Letter Agreement. Lessor and Lessee shall cooperate with one another during the performance of Lessee’s Work to effectuate such work in a timely and compatible manner. (c) Compliance with Laws. Lessee will construct the Lessee Improvements in a safe and lawful manner. Lessee shall, at its sole cost and expense, comply with all applicable laws and all regulations and requirements of, and all licenses and permits issued by, all municipal or other governmental bodies with jurisdiction, which pertain to the installation of the Lessee Improvements. Copies of all filed documents and all permits and licenses shall be provided to Lessor. Any portion of the Lessee Improvements, which is not acceptable to any applicable governmental body, agency or department, or not reasonably satisfactory to Lessor, shall be promptly repaired or replaced by Lessee at Lessee’s expense. Notwithstanding any failure by Lessor to object to any such Lessee Improvements, Lessor shall have no responsibility therefor. (d) Indemnification. Subject to the terms of the Lease regarding insurance and waiver of subrogation by the parties, Lessee hereby indemnifies and agrees to defend and hold Lessor, the Premises and the Building harmless from and against any and all suits, claims, actions, losses, costs or expenses of any nature whatsoever, together with reasonable attorneys’ fees for counsel of Lessor’s choice, arising out of or in connection with the Lessee Improvements or the performance of Lessee’s Work (including, but not limited to, claims for breach of warranty, worker’s compensation, personal injury or property damage, and any materialmen’s and mechanic’s liens). (e) Insurance. Construction of the Lessee Improvements shall not proceed without Lessee first acquiring workers’ compensation and commercial general liability insurance and property damage insurance as well as “All Risks” builders’ risk insurance, with minimum coverage of $2,000,000 or such other amount as may be approved by Lessor in writing and issued by an insurance company reasonably satisfactory to Lessor. In addition to the foregoing, at Lessor’s request, Lessee shall furnish to Lessor a completion and lien indemnity bond or other surety satisfactory to Lessor with respect to the performance of the Lessee Improvements. Not less than thirty (30) days before commencing the construction of the Lessee Improvements, certificates of such insurance shall be furnished to Lessor or, if requested, the original policies thereof shall be submitted for Lessor’s approval. All such policies shall provide that thirty (30) days prior notice must be given to Lessor before modification, termination or cancellation. All insurance policies maintained by Lessee pursuant to this Work Letter Agreement shall name Lessor and any lender with an interest in the Premises as additional insureds and comply with all of the applicable terms and provisions of the Lease relating to insurance. Lessee’s contractor DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 16 ______ ______ INITIALS ______ ______ INITIALS shall be required to maintain the same insurance policies as Lessee, and such policies shall name Lessee, Lessor and any lender with an interest in the Premises as additional insureds. (f) Construction Defects. Lessor shall have no responsibility for the Lessee Improvements and Lessee will remedy, at Lessee’s own expense, and be responsible for any and all defects in the Lessee Improvements that may appear during or after the completion thereof whether the same shall affect the Lessee Improvements in particular or any parts of the Premises in general. Lessee shall indemnify, hold harmless and reimburse Lessor for any costs or expenses incurred by Lessor by reason of any defect in any portion of the Lessee Improvements constructed by Lessee or Lessee’s contractor or subcontractors, or by reason of inadequate cleanup following completion of the Lessee Improvements. (g) Additional Services. If the construction of the Lessee Improvements shall require that additional services or facilities (including, but not limited to, hoisting, cleanup or other cleaning services, trash removal, field supervision, or ordering of materials) be provided by Lessor, then Lessee shall pay Lessor for such items at Lessor’s cost or at a reasonable charge if the item involves time of Lessor’s personnel only. Electrical power and heating, ventilation and air conditioning shall be available to Lessee during normal business hours for construction purposes at no charge to Lessee. (h) Coordination of Labor. All of Lessee’s contractors, subcontractors, employees, servants and agents must work in harmony with and shall not interfere with any labor employed by Lessor, or Lessor’s contractors. Nothing in this Work Letter shall, however, require Lessee to use union labor. (i) Work in Adjacent Areas. Any work to be performed in areas adjacent to the Premises shall be performed only after obtaining Lessor’s express written permission, which shall not be unreasonably withheld, conditioned or delayed, and shall be done only if an agent or employee of Lessor is present; Lessee will reimburse Lessor for the expense of any such employee or agent. (j) HVAC Systems. Lessee agrees to be entirely responsible for the maintenance or the balancing of any heating, ventilating or air conditioning system installed by Lessee (and all HVAC and other outlets, new or existing, must be sealed by Tenant for dry method polishing) and/or maintenance of the electrical or plumbing work installed by Lessee and/or for maintenance of lighting fixtures, partitions, doors, hardware or any other installations made by Lessee. (k) Coordination with Lease. Nothing herein contained shall be construed as (i) constituting Lessee as Lessor’s agent for any purpose whatsoever, or (ii) a waiver by Lessor or Lessee of any of the terms or provisions of the Lease. Any default by Lessee following the giving of notice and the passage of any applicable cure period with respect to any portion of this Work Letter Agreement shall be deemed a breach of the Lease for which Lessor shall have all the rights and remedies as in the case of a breach of said Lease. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 17 ______ ______ INITIALS ______ ______ INITIALS (l) Approval of Plans. Lessor will not check Lessee drawings for building code compliance. Approval of the Final Plans by Lessor is not a representation that the drawings are in compliance with the requirements of governing authorities, and it shall be Lessee’s responsibility to meet and comply with all federal, state, and local code requirements. Approval of the Final Plans does not constitute assumption of responsibility by Lessor or its architect (or qualified space planner) for their accuracy, sufficiency or efficiency, and Lessee shall be solely responsible for such matters. (m) Lessee’s Deliveries. Lessee shall deliver to Lessor, at least five (5) days prior to the commencement of construction of Lessee’s Work, the following information: (i) The names, addresses, telephone numbers, and primary contacts for the general, mechanical and electrical contractors Lessee intends to engage in the performance of Lessee’s Work; and (ii) The date on which Lessee’s Work will commence, together with the estimated dates of completion of Lessee’s construction and fixturing work. (n) Qualification of Contractors. Once the Final Plans have been proposed and approved, Lessee shall select and retain a contractor and subcontractors of Lessee’s choice approved by Lessor for the construction of the Lessee Improvement Work in accordance with the Final Plans. All contractors engaged by Lessee shall be bondable, licensed contractors (without suspension or restrictions whatsoever), possessing good labor relations, capable of performing quality workmanship. (o) Warranties. Lessee shall cause its contractor to provide warranties for not less than one (1) year (or such shorter time as may be customary and available without additional expense to Lessee) against defects in workmanship, materials and equipment, which warranties shall run to the benefit of Lessor or shall be assignable to Lessor to the extent that Lessor is obligated to maintain any of the improvements covered by such warranties. (p) Lessor’s Performance of Work. Within ten (10) working days after receipt of Lessor’s notice of Lessee’s failure to perform its obligations under this Work Letter Agreement, if Lessee shall fail to commence to cure such failure, Lessor shall have the right, but not the obligation, to perform, on behalf of and for the account of Lessee, subject to reimbursement of the cost thereof by Lessee, any and all of Lessee’s Work which Lessor determines, in its reasonable discretion, should be performed immediately and on an emergency basis for the best interest of the Premises including, without limitation, work which pertains to structural components, mechanical, sprinkler and general utility systems, roofing and removal of unduly accumulated construction material and debris; provided, however, Lessor shall use reasonable efforts to give Lessee at least ten (10) days prior notice to the performance of any of Lessee’s Work. (q) As-Built Drawings. Lessee shall cause “As-Built Drawings” (excluding furniture, fixtures and equipment) only for the back-up generator proposed as a part of the Lessee Improvements to be delivered to Lessor and/or Lessor’s representative no later than sixty (60) DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

Lease Addendum Page 18 ______ ______ INITIALS ______ ______ INITIALS days after Lessor’s written approval of Lessee’s Work. In the event these drawings are not received by such date, Lessor may, at its election, cause said drawings to be obtained and Lessee shall pay to Lessor, as additional rent, the cost of producing these drawings. IN WITNESS WHEREOF, the undersigned Lessor and Lessee have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease. “LESSOR” THORNMINT 13, LLC, a California limited liability company By: ____________________________ By: ____________________________ John Weersing, Member Rebecca Weersing, Member Date: ____________________________ Date: ____________________________ “LESSEE” BIOARKIVE, INC., a California corporation By: ____________________________ By: ____________________________ Brett Hall, CFO Praveen Nair, CEO Date: ____________________________ Date: ____________________________ DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A 7/23/2021 | 1:02 PDT 7/23/2021 | 2:54 PDT DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C 7/24/2021 | 8:13 PDT 7/25/2021 | 1:16 PDT

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM AD3.01, Revised 10222020 Page 1 of 4 DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP (As required by the Civil Code) When you enter into a discussion with a real estate agent regarding a real estate transacon, you should from the outset understand what type of agency relaonship or representaon you wish to have with the agent in the transacon. SELLER'S AGENT A Seller's agent under a lisng agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following aﬃrmave obligaons: To the Seller: A ﬁduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller. To the Buyer and the Seller: (a) Diligent exercise of reasonable skill and care in performance of the agent's dues. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecng the value or desirability of the property that are not known to, or within the diligent aenon and observaon of, the pares. An agent is not obligated to reveal to either party any conﬁdenal informaon obtained from the other party that does not involve the aﬃrmave dues set forth above. BUYER'S AGENT A Buyer's agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situaons, the agent is not the Seller's agent, even if by agreement the agent may receive compensaon for services rendered, either in full or in part from the Seller. An agent acng only for a Buyer has the following aﬃrmave obligaons: To the Buyer: A ﬁduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer. To the Buyer and the Seller: (a) Diligent exercise of reasonable skill and care in performance of the agent's dues. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecng the value or desirability of the property that are not known to, or within the diligent aenon and observaon of, the pares. An agent is not obligated to reveal to either party any conﬁdenal informaon obtained from the other party that does not involve the aﬃrmave dues set forth above. AGENT REPRESENTING BOTH SELLER AND BUYER Arealestateagent,eitherac ng directly or through one or more salesperson and broker associates, can legally be the agent of both the Seller and the Buyer in a transacon, but only with the knowledge and consent of both the Seller and the Buyer. In a dual agency situaon, the agent has the following aﬃrmave obligaons to both the Seller and the Buyer: (a) A ﬁduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer. (b) Other dues to the Seller and the Buyer as stated above in their respecve secons. In represenng both Seller and Buyer, a dual agent may not, without the express permission of the respecve party, disclose to the other party conﬁdenal informaon, including, but not limited to, facts relang to either the Buyer's or Seller's ﬁnancial posion, movaons, bargaining posion, or other personal informaon that may impact price, including the Seller's willingness to accept a price less than the lisng price or the Buyer's willingness to pay a price greater than the price oﬀered. SELLER AND BUYER RESPONSIBILITIES Either the purchase agreement or a separate document will contain a conﬁrmaon of which agent is represenng you and whether that agent is represenng you exclusively in the transacon or acng as a dual agent. Please pay aenon to that conﬁrmaon to make sure it accurately reﬂects your understanding of your agent’s role. The above dues of the agent in a real estate transacon do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transacon. A real estate agent is a person qualiﬁed to advise about real estate. If legal or tax advice is desired, consult a competent professional. If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent aenon and observaon. Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transacon can be complex and subject to change. Throughout your real property transacon you may receive more than one disclosure form, depending upon the number of agents assisng in the transacon. The law requires each agent with whom you have more than a casual relaonship to present you with this disclosure form. You should read its contents each me it is presented to you, considering the relaonship between you and the real estate agent in your speciﬁctransac on. This disclosure form includes the provisions of Secons 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE). Buyer Seller Lessor Lessee Thornmint 13, LLC, , a California limited liability company Date: Buyer Seller Lessor Lessee Date: Agent: Colliers International CA, Inc., Colliers International DRE Lic. #: 01908588 Real Estate Broker (Firm) By: David Harper DRE Lic. #: 00880644 Date: DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C 7/24/2021 | 8:13 PDT

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM AD3.01, Revised 10222020 Page 2 of 4 (Salesperson or BrokerAssociate) THIS FORM HAS BEEN PREPARED BY AIR CRE. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF THIS FORM FOR ANY SPECIFIC TRANSACTION. PLEASE SEEK LEGAL COUNSEL AS TO THE APPROPRIATENESS OF THIS FORM. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM AD3.01, Revised 10222020 Page 3 of 4 DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP CIVIL CODE SECTIONS 2079.13 THROUGH 2079.24 (2079.16 APPEARS ON THE FRONT) 2079.13.AsusedinSec ons 2079.7 and 2079.14 to 2079.24, inclusive, the following terms have the following meanings: (a) “Agent”means aperson acng under provisions of Title 9 (commencing with Secon 2295) in a real property transacon, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Secon 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a lisng is executed or an oﬀer to purchase is obtained. The agent in the real property transacon bears responsibility for that agent’s salespersons or broker associates who perform as agents of the agent. When a salesperson or broker associate owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transacon, that duty is equivalent to the duty owed to that party by the broker for whom the salesperson or broker associate funcons. (b) “Buyer” means a transferee in a real property transacon, and includes a person who executes an oﬀer to purchase real property from a seller through an agent, or who seeks the services of anagent in more thana casual, transitory, orpreliminary manner, with the object of entering into a real property transacon. “Buyer” includes vendee or lessee of real property. (c) “Commercial real property” means all real property in the state, except (1) singlefamily residenal real property, (2) dwelling units made subject to Chapter 2 (commencing with Secon 1940) of Title 5, (3) a mobile home, as deﬁned in Secon 798.3, (4) vacant land, or (5) a recreaonal vehicle, as deﬁned in Secon 799.29. (d) “Dual agent” means an agent acng, either directly or through a salesperson or broker associate, as agent for both the seller and the buyer in a real property transacon. (e) “Lisng agreement” means a wrien contract between a seller of real property and an agent, by which the agent has been authorized to sell the real property or to ﬁnd or obtain a buyer, including rendering other services for which a real estate license is required to the seller pursuant to the terms of the agreement. (f) “Seller's agent” means a person who has obtained a lisng of real propertyto act as an agent for compensaon. (g) “Lisng price” is the amount expressed in dollars speciﬁed in the lisng for which the seller is willing to sell the real property through the seller’s agent. (h) “Oﬀering price” is the amount expressed in dollars speciﬁed in an oﬀer to purchase for which the buyer is willing to buy the real property. (i) “Oﬀer to purchase” means a wrien contract executed by a buyer acng through a buyer’s agent that becomes the contract for the sale of the real property upon acceptance by the seller. (j) “Real property” means any estate speciﬁed by subdivision (1) or (2) of Secon 761 in property, and includes (1) singlefamily residenal property, (2) mulunit residenal property with more than four dwelling units, (3) commercial real property, (4) vacant land, (5) a ground lease coupled with improvements, or (6) a manufactured home as deﬁned in Secon 18007 of the Health and Safety Code, or a mobile home as deﬁnedinSec on 18008 of the Health and Safety Code, when oﬀeredforsaleorsold through an agent pursuant to the authority contained in Secon 10131.6 of the Business and Professions Code. (k) “Real property transacon” means a transacon for the sale of real property in which an agent is retained by a buyer, seller, or both a buyer and seller to act in that transacon, and includes a lisng or an oﬀer to purchase. (l) “Sell,” “sale,” or “sold” refers to a transacon for the transfer of real property from the seller to the buyer and includes exchanges of real property between the seller and buyer, transacons for the creaon of a real property sales contract within the meaning of Secon 2985, and transacons for the creaon of a leasehold exceeding one year’s duraon. (m) “Seller” means the transferor in arealpropertytra nsacon and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an oﬀer to purchase real property of which he or she is the owner from an agent on behalf of another. “Seller” includes both a vendor and a lessor of real property. (n) “Buyer's agent” means an agent who represents a buyer in a real property transacon. 2079.14. A seller’s agent and buyer’s agent shall provide the seller and buyer in a real property transacon with a copy of the disclosure form speciﬁed in Secon 2079.16, and shall obtain a signed acknowledgment of receipt from that seller and buyer, except as provided in Secon 2079.15, as follows: (a) The seller’s agent, if any, shall provide the disclosure form to the seller prior to entering into the lisng agreement. (b) The buyer’s agent shall provide the disclosure form to the buyer as soon as praccable prior to execuon of the buyer’s oﬀer to purchase. If the oﬀer to purchase is not prepared by the buyer’s agent, the buyer’s agent shall present the disclosure form to the buyer not later than the next business day aer receiving the oﬀer to purchase from the buyer. 2079.15. In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Secon 2079.14, the agent shall set forth, sign, and date a wrien declaraon of the facts of the refusal. 2079.16 Reproduced on Page 1 of this AD form. 2079.17(a) As soon as praccable, the buyer’s agent shall disclose to the buyer and seller whether the agent is acng in the real property transacon as the buyer’s agent, or as a dual agent represenng both the buyer and the seller. This relaonship shall be conﬁrmed in the contract to purchase and sell real property or in a separate wring executed or acknowledged by the seller, the buyer, and the buyer’s agent prior to or coincident with execuon of that contract by the buyer and the seller, respecvely. (b) As soon as praccable, the seller’s agent shall disclose to the seller whether the seller’s agent is acng in the real property transacon as the seller’s agent, or as a dual agent represenng both the buyer and seller. This relaonship shall be conﬁrmed in the contract to purchase and sell real property or in a separate wring executed or acknowledged by the seller and the seller’s agent prior to or coincident with the execuon of that contract by the seller. (C) CONFIRMATION: The following agency relaonships are conﬁrmed for this transacon. Seller's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number Is the broker of (check one): † the seller; or † both the buyer and seller. (dual agent) Seller's Agent DO NOT COMPLETE, SAMPLE ONLY License Number Is (check one): † the Seller's Agent. (salesperson or broker associate); or † both the Buyer's Agent and the Seller's Agent. (dual agent) Buyer's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number Is the broker of (check one): † the buyer; or † both the buyer and seller. (dual agent) Buyer's Agent DO NOT COMPLETE, SAMPLE ONLY License Number Is (check one): † the Buyer's Agent. (salesperson or broker associate); or † both the Buyer's Agent and the Seller's Agent. (dual agent) (d) The disclosures and conﬁrmaon required by this secon shall be in addion to the disclosure required by Secon 2079.14. An agent’s duty to provide disclosure and conﬁrmaon of representaon in this secon may be performed by a real estate salesperson or broker associate aﬃliated with that broker. 2079.18 (Repealed pursuant to AB1289, 201718 California Legislave session) 2079.19 The payment of compensaon or the obligaon to pay compensaon to an agent by the seller or buyer is not necessarily determinave of a parcular agency relaonship between an agent and the seller or buyer. A lisng agent and a selling agent may agree to share any compensaon or commission paid, or any right to any compensaon or commission for which an obligaon arises as the result of a real estate transacon, and the terms of any such agreement shall not necessarily be determinave of a parcular relaonship. 2079.20 Nothing in this arcle prevents an agent from selecng, as a condion of the agent’s employment, aspeci ﬁcformofagencyrela onship not speciﬁcally DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/22/2021 12:33 PM AD3.01, Revised 10222020 Page 4 of 4 prohibited by this arcle if the requirements of Secon 2079.14 and Secon 2079.17 are complied with. 2079.21 (a) A dual agent may not, without the express permission of the seller, disclose to the buyer any conﬁdenal informaon obtained from the seller. (b) Adual agent may not, without the express permission of the buyer, disclose to the seller any conﬁdenal informaon obtained from the buyer. (c) “Conﬁdenal informaon” means facts relang to the client’s ﬁnancial posion, movaons, bargaining posion, or other personal informaon that may impact price, such as the seller is willing to accept a price less than the lisng price or the buyer is willing to pay a price greater than the price oﬀered. (d) This secon does not alter in any way the duty or responsibility of a dual agent to any principal with respect to conﬁdenal informaon other than price. 2079.22 Nothing in this arcle precludes a seller’s agent from also being a buyer’s agent. If a seller or buyer in a transacon chooses to not be represented by an agent, that does not, of itself, make that agent a dual agent. 2079.23 (a) A contract between the principal and agent may be modiﬁed or altered to change the agency relaonship at any me before the performance of the act which is the object of the agency with the wrien consent of the pares to the agency relaonship. (b) A lender or an aucon company retained by a lender to control aspects of a transacon of real property subject to this part, including validang the sales price, shall not require, as acondi on of receiving the lender’s approval of the transacon, the homeowner or lisng agent to defend or indemnify the lender or aucon company from any liability alleged to result from the acons of the lender or aucon company. Any clause, provision, covenant, or agreement purporng to impose an obligaon to defend or indemnify a lender or an aucon company in violaon of this subdivision is against public policy, void, and unenforceable. 2079.24 Nothing in this arcle shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connecon with acts governed by this arcle or for any breach of a ﬁduciary duty or a duty of disclosure. AIR CRE * hps://www.aircre.com * 2136878777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wring. DocuSign Envelope ID: AB7F1110-C8E1-470A-BB05-5F47A0DAEF7A DocuSign Envelope ID: 3ECC8561-D258-4806-BD9B-6357FBA2391C